EXHIBIT 4.3



                   SERIES 1998 SUPPLEMENTAL INDENTURE OF TRUST


                                 by and between


                        UNION FINANCIAL SERVICES-1, INC.


                                       and


                           ZIONS FIRST NATIONAL BANK,
                                   as Trustee


                           Authorizing the Issuance of

                                  $745,000,000
                        Union Financial Services-1, Inc.
                     Taxable Student Loan Asset-Backed Notes
                                   Series 1998


                          Dated as of December 15, 1998


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                   SERIES 1998 SUPPLEMENTAL INDENTURE OF TRUST


        THIS SERIES 1998 SUPPLEMENTAL INDENTURE OF TRUST (this "Supplemental Indenture") dated as of December 15, 1998, is by and between UNION FINANCIAL SERVICES-1, INC., a corporation duly organized and existing under the laws of the State of Nevada (the "Issuer"), and ZIONS FIRST NATIONAL BANK, a national banking association duly organized and operating under the laws of the United States of America (together with its successors, the "Trustee"), as successor trustee hereunder (all capitalized terms used in these preambles, recitals and granting clauses shall have the same meanings assigned thereto in Article I hereof);

                              W I T N E S S E T H:

        WHEREAS, the Issuer has previously entered into an Indenture of Trust dated as of March 1, 1996 (as amended by an Amended and Restated Indenture of Trust dated as of June 15, 1996 and by a Second Amended and Restated Indenture of Trust dated as of November 1, 1996, a First Supplement to Second Amended and Restated Indenture of Trust dated as of March 1, 1997, a Second Supplement to Second Amended and Restated Indenture of Trust dated as of September 1, 1998 and a Third Supplement to Second Amended and Restated Indenture of Trust dated as December 1, 1998, the "Original Indenture," and together with this Supplemental Indenture, the "Indenture"), between the Issuer and the Trustee;

        WHEREAS, the Issuer desires to enter into this Supplemental Indenture in order to issue Additional Notes pursuant to the terms of the Indenture, including Section 2.12 thereof;

        WHEREAS, the Issuer represents that it is duly created as a corporation under the laws of the State and that by proper action it has duly authorized the issuance of $745,000,000 of its Taxable Student Loan Asset-Backed Notes, Series 1998 consisting of two Classes, designated as Senior Class 1998A (the "Class 1998A Notes") and Subordinate Class 1998B (the "Class 1998B Notes," and together with the Class 1998A Notes, the "Series 1998 Notes"), and it has by proper corporate action authorized the execution and delivery of this Supplemental Indenture;

        WHEREAS, the Series 1998 Notes constitute Additional Notes as defined in the Indenture;

        WHEREAS, the Trustee has agreed to accept the trusts herein created upon the terms herein set forth; and

        NOW, THEREFORE, it is mutually covenanted and agreed as follows:

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                                    ARTICLE I

                         DEFINITIONS AND USE OF PHRASES

        All words and phrases defined in Article I of the Indenture shall have the same meaning in this Supplemental Indenture, except as otherwise appears in this Article. In addition, the following terms have the following meanings in this Supplemental Indenture unless the context clearly requires otherwise:

        "Authorized Denominations" means, with respect to the Class 1998A-10 Notes, the Class 1998A-11 Notes, the Class 1998A-12 Notes and the Class 1998B Notes, $100,000 and any integral multiple thereof, and with respect to the Class 1998A-7 Notes, the Class 1998A-8 Notes and the Class 1998A-9 Notes, $50,000 and integral multiples of $1,000 in excess thereof.

        "Class 1998A Notes" means, collectively, the Class 1998A-7 Notes, the Class 1998A-8 Notes, the Class 1998A-9 Notes, the Class 1998A-10 Notes, the Class 1998A-11 Notes and the Class 1998A-12 Notes.

        "Class 1998A-7 Notes" means the $125,000,000 Union Financial Services-1, Inc., Taxable Student Loan Asset-Backed Notes, Senior Class 1998A-7 Fixed Rate.

        "Class 1998A-8 Notes" means the $125,000,000 Union Financial Services-1, Inc., Taxable Student Loan Asset-Backed Notes, Senior Class 1998A-8 Fixed Rate.

        "Class 1998A-9 Notes" means the $125,000,000 Union Financial Services-1, Inc., Taxable Student Loan Asset-Backed Notes, Senior Class 1998A-9 Fixed Rate.

        "Class   1998A-10   Notes"  means  the   $100,000,000   Union  Financial
Services-1, Inc., Taxable Student Loan Asset-Backed Notes, Senior Class 1998A-10 Auction Rate Securities (ARSSM).

        "Class   1998A-11   Notes"  means  the   $100,000,000   Union  Financial
Services-1, Inc., Taxable Student Loan Asset-Backed Notes, Senior Class 1998A-11 Auction Rate Securities (ARSSM).

        "Class   1998A-12   Notes"  means  the   $100,000,000   Union  Financial
Services-1, Inc., Taxable Student Loan Asset-Backed Notes, Senior Class 1998A-12 Auction Rate Securities (ARSSM).

        "Class 1998B Notes" means, collectively, the $70,000,000 Union Financial Services-1, Inc., Taxable Student Loan Asset-Backed Notes, Subordinate Class 1998B-5 Auction Rate Securities (ARSSM) issued pursuant to this Supplemental Indenture and up to $125,000,000 of Union Financial Services-1, Inc. Taxable Student Loan Asset-Backed Notes, Subordinate Class 1998B-5 Auction Rate Securities (ARSSM) to be issued as Additional Notes under a Supplemental Indenture.

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        "Date of  Issuance"  means,  with  respect  to the  Series  1998  Notes,
December 22, 1998.

        "Rating Agency" means, collectively, Fitch IBCA, Inc. and Standard & Poor's Ratings Services.

        "Series 1998 Notes" means the Union Financial Services-1, Inc., Taxable Student Loan Asset-Backed Notes, Series 1998 issued pursuant to the Indenture and this Supplemental Indenture in the aggregate principal amount of $745,000,000, consisting of the Class 1998A Notes and the Class 1998B Notes.

        "Series 1998 Reserve Fund Requirement" means an amount equal to 2% of the aggregate principal amount of the Series 1998 Notes then Outstanding; provided, however, that so long as any Notes remain Outstanding there shall be at least $1,500,000 on deposit in the Reserve Fund.

        "Servicer" means Union Bank and Trust Company.

        "Servicing Agreement" means, collectively, (i) the Second Amended and Restated Servicing Agreement dated as of December 22, 1998, as supplemented and amended, between the Issuer and the Servicer, (ii) the Servicing Agreement dated as of January 1, 1995, as supplemented and amended, between the Servicer and UNIPAC Service Corporation, as subservicer, and (iii) the Servicing Agreement dated as of December 22, 1998, as supplemented and amended, between the Servicer and InTuition, Inc., as subservicer.

        "Subservicer"  means,  collectively,   UNIPAC  Service  Corporation  and
InTuition, Inc.

        "Underwriter" means, with respect to the Class 1998A-10 Notes, Class 1998A-11 Notes, Class 1998A-12 Notes and Class 1998B Notes, Salomon Smith Barney Inc., and with respect to the Class 1998A-7 Notes, the Class 1998A-8 Notes and the Class 1998A-9 Notes, Salomon Smith Barney Inc. and Dain Rauscher Incorporated.

        Words importing the masculine gender include the feminine gender. Words importing persons include firms, associations and corporations. Words importing the singular number include the plural number and vice versa. Additional terms are defined in the body of this Supplemental Indenture and the Appendices hereto.

        In the event that any term or provision contained herein with respect to the Series 1998 Notes shall conflict with or be inconsistent with any term or provision contained in the Indenture, the terms and provisions of this Supplemental Indenture shall govern.


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


                                   ARTICLE II

                            SERIES 1998 NOTE DETAILS,
                           FORM OF SERIES 1998 NOTES,
                         REDEMPTION OF SERIES 1998 NOTES
                    AND USE OF PROCEEDS OF SERIES 1998 NOTES

Section 2.01.    Series 1998 Note Details.

        (a) The aggregate principal amount of the Series 1998 Notes which may be initially authenticated and delivered under this Supplemental Indenture is limited to $745,000,000, consisting of $675,000,000 of Class 1998A Notes and $70,000,000 of Class 1998B Notes, except for Class 1998A Notes and Class 1998B Notes authenticated and delivered upon transfer of, or in exchange for, or in lieu of Notes pursuant to Sections 2.03 and 2.04 of the Indenture. Additional Class 1998B Notes may be issued in an amount not to exceed $125,000,000 as Additional Notes under the terms of a Supplemental Indenture. Such Additional Class 1998B Notes, if any, shall mature on December 1, 2032, and be issued with the same terms as the Class 1998B Notes issued under this Supplemental Indenture. In addition, the Class 1998A Notes shall be issued in six (6) separate subclasses (each a "subclass" of the Class 1998A Notes) consisting of $125,000,000 of Class 1998A-7 Notes, $125,000,000 of Class 1998A-8 Notes,
$125,000,000  of Class 1998A-9  Notes,  $100,000,000  of Class  1998A-10  Notes,
$100,000,000 of Class 1998A-11 Notes and  $100,000,000 of Class 1998A-12 Notes."
The Class 1998A-7 Notes shall be known and designated as "Union Financial Services-1, Inc., Taxable Student Loan Asset-Backed Notes, Senior Class 1998A-7 Fixed Rate." The Class 1998A-8 Notes shall be known and designated as "Union Financial Services-1, Inc., Taxable Student Loan Asset-Backed Notes, Senior Class 1998A-8 Fixed Rate." The Class 1998A-9 Notes shall be known and designated as "Union Financial Services-1, Inc., Taxable Student Loan Asset-Backed Notes, Senior Class 1998A-9 Fixed Rate." The Class 1998A-10 Notes shall be known and designated as "Union Financial Services-1, Inc., Taxable Student Loan Asset-Backed Notes, Senior Class 1998A-10 Auction Rate SecuritiesSM (ARSSM)." The Class 1998A-11 Notes shall be known and designated as "Union Financial Services-1, Inc., Taxable Student Loan Asset-Backed Notes, Senior Class 1998A-11 Auction Rate SecuritiesSM (ARSSM)." The Class 1998A-12 Notes shall be known and designated as "Union Financial Services-1, Inc., Taxable Student Loan Asset-Backed Notes, Senior Class 1998A-12 Auction Rate SecuritiesSM (ARSSM)." The Class 1998B Notes shall be known and designated as "Union Financial Services-1, Inc., Taxable Student Loan Asset-Backed Notes, Subordinate Class 1998B-5 Auction Rate SecuritiesSM (ARSSM)." The Series 1998 Notes shall be issuable only as fully registered notes in the Authorized Denominations. The Class 1998A Notes and Class 1998B Notes of each class and subclass shall each be lettered "R" and shall be numbered separately from 1 upwards, respectively.

        The Class 1998A-7 Notes, Class 1998A-8 Notes and Class 1998A-9 Notes shall be dated December 22, 1998 and shall bear interest from December 15, 1998, payable on the first Business Day of each month (an "Interest Payment Date"), commencing February 1, 1999, except that Class 1998A-7 Notes, Class 1998A-8 Notes and Class 1998A-9 Notes which are issued upon transfer, exchange or other

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replacement  shall bear interest from the most recent  Interest  Payment Date to which interest has been paid, or if no interest has been paid, from December 15, 1998. The Class 1998A-7 Notes shall bear interest at 5.48% per annum and mature on August 1, 2005; the Class 1998A-8 Notes shall bear interest at 5.50% per annum and mature on September 1, 2005 and the Class 1998A-9 Notes shall bear interest at 5.73% per annum and mature on December 1, 2005. Interest on the Class 1998A-7 Notes, the Class 1998A-8 Notes and the Class 1998A-9 Notes shall be computed on the basis of a 360-day year of twelve 30-day months.

        The Class 1998A-10 Notes, Class 1998A-11 Notes, Class 1998A-12 Notes and Class 1998B Notes (collectively, the "Auction Rate Notes") shall be dated their Date of Issuance and shall bear interest from their Date of Issuance, payable on each Interest Payment Date (as defined in Appendix A to this Supplemental
Indenture), except that Auction Rate Notes which are issued upon transfer, exchange or other replacement shall bear interest from the most recent Interest Payment Date to which interest has been paid, or if no interest has been paid, from the date of the Auction Rate Notes. The Class 1998A-10 Notes shall mature on October 1, 2032, the Class 1998A-11 Notes shall mature on November 1, 2032, the Class 1998A-12 Notes shall mature on December 1, 2032 and the Class 1998B Notes shall mature on December 1, 2032. Interest on the Auction Rate Notes shall be computed on the basis of a 360-day year and actual days elapsed. The terms of and definitions related to the Auction Rate Notes are found in Article I hereof and Appendix A to this Supplemental Indenture.

        The principal of the Series 1998 Notes due at its Stated Maturity or redemption in whole shall be payable at the Principal Office of the Trustee, or such other location as directed by the Trustee, or at the Principal Office of its successor in trust upon presentation and surrender of the Series 1998 Notes. Payment of interest and principal paid subject to a redemption on any Series 1998 Note shall be made to the Registered Owner thereof by check or draft mailed on the Interest Payment Date by the Trustee to the Registered Owner at his address as it last appears on the registration books kept by the Trustee at the close of business on the Record Date for such interest payment date, but any such interest not so timely paid or duly provided for shall cease to be payable to the Registered Owner thereof at the close of business on the Record Date and shall be payable to the Registered Owner thereof at the close of business on a special record date (a "Special Record Date") for the payment of any such defaulted interest. Such Special Record Date shall be fixed by the Trustee whenever moneys become available for payment of the defaulted interest, and notice of such Special Record Date shall be given to the Registered Owners of the Series 1998 Notes not less than 10 days prior thereto by first-class mail to each such Registered Owner as shown on the Trustee's registration books on the date selected by the Trustee, stating the date of the Special Record Date and the date fixed for the payment of such defaulted interest. Payment of interest to the Securities Depository or its nominee shall, and at the written request addressed to the Trustee of any other Registered Owner owning at least $1,000,000 principal amount of the Series 1998 Notes, payments of interest shall, be paid by wire transfer within the United States to the bank account number filed no later than the Record Date or Special Record Date with the Trustee for such purpose. All payments on the Series 1998 Notes shall be made in lawful money of the United States of America.

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        (b) Except as otherwise provided in this Section,  the Series 1998 Notes in the form of one global note for each Stated Maturity date shall be registered in the name of the Securities Depository or its nominee and ownership thereof shall be maintained in book-entry form by the Securities Depository for the account of the Agent Members. Initially, each Series 1998 Note shall be registered in the name of CEDE & Co., as the nominee of The Depository Trust Company. Except as provided in subsection (d) of this Section, the Series 1998 Notes may be transferred, in whole but not in part, only to the Securities Depository or a nominee of the Securities Depository or to a successor Securities Depository selected or approved by the Issuer or to a nominee of such
successor  Securities   Depository.   Each  global  note  shall  bear  a  legend
substantially to the following effect: "Except as otherwise provided in the Indenture, this global note may be transferred, in whole but not in part, only to another nominee of the Securities Depository (as defined in the Indenture) or to a successor Securities Depository or to a nominee of a successor Securities Depository."

        (c) Except as otherwise provided herein, the Issuer and the Trustee shall have no responsibility or obligation with respect to (i) the accuracy of the records of the Securities Depository or any Agent Member with respect to any beneficial ownership interest in the Series 1998 Notes, (ii) the delivery to any Agent Member, beneficial owner of the Series 1998 Notes or other Person, other than the Securities Depository, of any notice with respect to the Series 1998 Notes or (iii) the payment to any Agent Member, beneficial owner of the Series 1998 Notes or other Person, other than the Securities Depository, of any amount with respect to the principal of or interest on the Series 1998 Notes. So long as the certificates for the Series 1998 Notes issued under this Supplemental Indenture are not issued pursuant to subsection (d) of this Section the Issuer and the Trustee may treat the Securities Depository as, and deem the Securities Depository to be, the absolute owner of the Series 1998 Notes for all purposes whatsoever, including, without limitation, (A) the payment of principal of and interest on such Series 1998 Notes, (B) giving notices of redemption and other matters with respect to such Series 1998 Notes and (C) registering transfers with respect to such Series 1998 Notes. In connection with any notice or other communication to be provided to the Registered Owners pursuant to this Supplemental Indenture by the Issuer or the Trustee with respect to any consent or other action to be taken by the Registered Owners, the Issuer or the Trustee, as the case may be, shall establish a record date for such consent or other action and, if the Securities Depository shall hold all of the Series 1998 Notes, give the Securities Depository notice of such record date not less than 15 calendar days in advance of such record date to the extent possible. Such notice to the Securities Depository shall be given only when the Securities Depository is the sole Registered Owner.

        (d) If at any time the Securities Depository notifies the Issuer and the Trustee that it is unwilling or unable to continue as Securities Depository with respect to any or all of the Series 1998 Notes or if at any time the Securities Depository shall no longer be registered or in good standing under the Securities Exchange Act or other applicable statute or regulation and a successor Securities Depository is not appointed by the Issuer within 90 days after the Issuer receives notice or becomes aware of such condition, as the case may be, subsections (b) and (c) of this Section shall no longer be applicable and the Issuer shall execute and the Trustee shall authenticate and deliver certificates representing the Series 1998 Notes as provided below. In addition,

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the Issuer may  determine at any time that the Series 1998 Notes shall no longer be represented by global certificates and that the provisions of subsections (b) and (c) of this Section shall no longer apply to the Series 1998 Notes. In such event, the Issuer shall execute and the Trustee shall authenticate and deliver certificates representing the Series 1998 Notes as provided below. Certificates for the Series 1998 Notes issued in exchange for a global certificate pursuant
to  this   subsection   shall  be  registered  in  such  names  and   authorized
denominations as the Securities Depository, pursuant to instructions from the Agent Members or otherwise, shall instruct in writing the Issuer and the Trustee, and upon which written instructions the Trustee may rely without investigation. The Trustee shall promptly deliver such certificates representing the Series 1998 Notes to the Persons in whose names such Notes are so registered.

        Section 2.02. Redemption of the Series 1998 Notes. Notwithstanding anything to the contrary set forth in this Section 2.02 or any other provision of the Indenture to the contrary, redemption of the Class 1998A-7, Class 1998A-8 and Class 1998A-9 Notes shall be subject to the Irrevocable Issuer Order dated December 22, 1998.

        (a)    Mandatory Redemption.

               (i) Subject to the provisions of Section 2.02(d) hereof, the Class 1998A Notes are subject to mandatory redemption at the direction of the Issuer, in whole or in part, on any Interest Payment Date on or after April 1, 1999, at a redemption price equal to the principal amount thereof plus interest accrued, if any, to the date of redemption thereof from moneys in the Senior Note Redemption Account of the Note Redemption Fund available therefor pursuant to the Indenture.

               (ii) Subject to the provisions of Section 2.02(d) hereof, the Class 1998B Notes shall be subject to mandatory redemption at the direction of the Issuer on or after April 1, 1999, in whole or in part, on any Interest Payment Date, at a redemption price equal to the principal amount thereof plus accrued interest from moneys deposited in the Subordinate Note Redemption Account of the Note Redemption Fund available therefor pursuant to the Indenture.

        (b)    Optional Redemptions and Optional Purchase.

               (i) Optional Redemption of Class 1998 Notes. Subject to the provisions of Section 2.02(d) hereof, the Class 1998A-10 Notes, Class 1998A-11 Notes, Class 1998A-12 Notes and Class 1998B Notes are subject to redemption at the option of the Issuer, from funds received by the Trustee constituting interest on Financed Eligible Loans remaining in the Revenue Fund after all other prior required payments have been made from the Revenue Fund, in whole or in part, on any Interest Payment Date, at a redemption price equal to the principal amount thereof being redeemed, plus interest accrued, if any, to the date of redemption.


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               (ii)  Extraordinary  Optional  Redemption  of Series  1998 Notes.
        Subject to the provisions of Section 2.02(d) hereof, the Class 1998A-10 Notes, the Class 1998A-11 Notes, the Class 1998A-12 Notes and Class 1998B Notes shall also be subject to extraordinary optional redemption, at the option of the Issuer, from any unallocated and available moneys in the Trust Estate, at a redemption price equal to the principal amount of the Class 1998A-10 Notes, the Class 1998A-11 Notes, the Class 1998A-12 Notes and Class 1998B Notes being redeemed, plus accrued interest to the date of redemption, without premium in whole or in part on any Interest Payment Date, if the Issuer reasonably determines that it is unable to acquire Financed Eligible Loans, that the rate of return on Financed Eligible Loans has materially decreased, or that the costs of administering the Trust Estate have placed unreasonable burdens upon the ability of the Issuer to perform its obligations under the Indenture. The Class 1998A-7 Notes, the Class 1998A-8 Notes and Class 1998A-9 Notes are not subject to extraordinary optional redemption at the option of the Issuer.

               (iii) Optional Purchase of Series 1998 Notes. Subject to the provisions of Section 2.02(d) hereof, the Issuer may purchase or cause to be purchased all of the Series 1998 Notes on any Interest Payment Date on which the aggregate current principal balance of the Series 1998 Notes shall be less than or equal to 10% of the initial aggregate principal balance of the Series 1998 Notes on their Date of Issuance, at a purchase price equal to the aggregate current principal balance of such Series 1998 Notes, plus accrued interest on the Series 1998 Notes through the day preceding the Interest Payment Date on which the purchase occurs. The amount deposited pursuant to this subsection (iv) shall be paid to the Registered Owners on the related Interest Payment Date following the date of such deposit. All Series 1998 Notes which are purchased pursuant to this subsection (iv) shall be delivered by the Issuer upon such purchase to, and be canceled by, the Trustee and be disposed of in a manner satisfactory to the Trustee and the Issuer.

        (c) Notice of Redemption and Purchase. The Trustee shall cause notice of any redemption or purchase to be given by mailing a copy of the notice by first-class mail to the Registered Owner of any Series 1998 Notes, and the Auction Agent in the case of the Auction Rate Notes, designated for redemption or purchase in whole or in part, at their address as the same shall last appear upon the registration books, in each case not less than 15 days prior to the redemption or purchase date; provided, however, that failure to give such notice, or any defect therein, shall not affect the validity of any proceedings for the redemption or purchase date of such Series 1998 Notes for which no such failure or defect occurs.

        (d)    Partial Redemption.

               (i) If less than all of the Series 1998 Notes are to be redeemed pursuant to Section 2.02(a) or 2.02(b) hereof, the class or subclass of Series 1998 Notes to be redeemed shall be redeemed as directed by an Issuer Order. If less than all of the Series 1998 Notes of any Stated Maturity of any class or subclass of the Series 1998 Notes are to be


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
       redeemed,  (A) the Series 1998A-10 Notes, the Series 1998A-11 Notes, the
        Series 1998A-12 Notes and the Series 1998B-5 Notes of the same Stated Maturity to be redeemed shall be selected by lot in such manner as the Trustee shall determine, and (B) the Series 1998A-7 Notes, the Series 1998A-8 Notes and the Series 1998A-9 Notes of the same Stated Maturity to be redeemed shall be selected pro rata by the Trustee. Notwithstanding the foregoing, the Series 1998 Notes may only be redeemed pursuant to the provisions of Section 5.06 of the Indenture.

               (ii) In case a Series 1998 Note is of a denomination larger than an Authorized Denomination, a portion of such Note (in an Authorized Denomination) may be redeemed. Upon surrender of any Series 1998 Note for redemption in part only, the Issuer shall execute and the Trustee shall authenticate and deliver to the Registered Owner thereof, the cost of which shall be paid by the Issuer, a new Series 1998 Note or Series 1998 Notes of the same series, maturity and of authorized denominations, in an aggregate principal amount equal to the unredeemed portion of the Series 1998 Note surrendered.

        Section 2.03. Delivery of Series 1998 Notes. Upon the execution and delivery of this Supplemental Indenture, the Issuer shall execute and deliver to the Trustee and the Trustee shall authenticate the Series 1998 Notes and deliver them to The Depository Trust Company and as hereinafter in this Section provided.

        Prior to the delivery by the Trustee of any of the Series 1998 Notes, there shall have been filed with or delivered to the Trustee the following:

               (a) A resolution duly adopted by the Issuer, certified by the Secretary or other Authorized Officer thereof, authorizing the execution and delivery of this Supplemental Indenture and the issuance of the Series 1998 Notes.

               (b) Duly executed copies of this Supplemental Indenture and a copy of the Indenture.

               (c) The written order of the Issuer as to the delivery of the Series 1998 Notes, signed by an Authorized Officer.

               (d) A Cash Flow Certificate pursuant to Section 2.12(b)(ii) of the Original Indenture.

               (e) Rating letters from each Rating Agency pursuant to Section 2.12(b)(iii) of the Original Indenture.

               (f) An opinion of Note Counsel pursuant to Sections 2.12(b)(iv) and (vi) of the Original Indenture.

        Section 2.04. Trustee's Authentication Certificate. The Trustee's authentication certificate upon the Series 1998 Notes shall be substantially in the form provided in Exhibit A hereof. No Series 1998 Note shall be secured hereby or entitled to the benefit hereof, or shall be valid or obligatory for any purpose, unless a certificate of authentication, substantially in such form, has been duly executed by the Trustee; and such certificate of the Trustee upon any Series 1998 Note shall be conclusive evidence and the only competent evidence that such Bond has been authenticated and delivered hereunder. The Trustee's certificate of authentication shall be deemed to have been duly executed by it if manually signed by an authorized officer of the Trustee, but it shall not be necessary that the same person sign the certificate of authentication on all of the Series 1998 Notes issued hereunder.

        Section 2.05. Deposit of Series 1998 Note Proceeds. Upon the issuance and delivery of the Series 1998 Notes, the Trustee shall deposit the net proceeds thereof (i.e., net of Underwriter's discount of $3,807,362 original issue discount of $558,762, plus accrued interest of $406,145.83):

               (a) an amount equal to $1,077,206 shall be deposited to the Cost of Issuance Fund;

               (b) an amount equal to $14,900,000 shall be deposited to the Reserve Fund;

               (c) an amount equal to $724,656,670 shall be deposited to the Series 1998 Loan Account of the Student Loan Fund; and

               (d) an amount equal to $406,145.83 shall be deposited to the Revenue Fund.

        Section 2.06. Forms of Series 1998 Notes. The Class 1998A-7 Notes, Class 1998A-8 Notes and Class 1998A-9 Notes shall be in substantially the form set forth in Exhibit A-1 hereto, each with such variations, omissions and insertions as may be necessary. The Class 1998A-10 Notes, Class 1998A-11 Notes and Class 1998A-12 Notes shall be in substantially the form set forth in Exhibit A-2 hereto, each with such variations, omissions and insertions as may be necessary. The Class 1998B Notes shall be in substantially the form set forth in Exhibit A-3 hereto, each with such variations, omissions and insertions as may be necessary.

                                   ARTICLE III

                        AMENDMENTS TO ORIGINAL INDENTURE

        Section 3.01. Section 2.12(c) of the Original Indenture is hereby amended as provided in Section 8.01(m) thereof, as follows:

               (c) Any Additional Notes shall have the Stated Maturities described in a Supplemental Indenture.

        Section 3.02. The Original Indenture is hereby amended, restated and supplemented as provided in Sections 2.12 and 8.01(l) and 8.01(m) thereof, as follows:


                                   ARTICLE IV

                               GENERAL PROVISIONS

        Section 4.01. Date of Execution. Although this Supplemental Indenture for convenience and for the purpose of reference is dated as of December 15, 1998.

        Section 4.02. Laws Governing. It is the intent of the parties hereto that this Supplemental Indenture shall in all respects be governed by the laws of the State.

        Section 4.03. Severability. Of any covenant, agreement, waiver, or part thereof in this Supplemental Indenture contained be forbidden by any pertinent law or under any pertinent law be effective to render this Supplemental Indenture invalid or unenforceable or to impair the lien hereof, then each such covenant, agreement, waiver, or part thereof shall itself be and is hereby declared to be wholly ineffective, and this Supplemental Indenture shall be construed as if the same were not included herein.

        Section 4.04. Exhibits. The terms of the Exhibits attached to this Supplemental Indenture are incorporated herein in all particulars.


                                    ARTICLE V

                                      FUNDS

        Section 5.01.  Creation of Funds and Accounts.

               (a) There are hereby created and established the following Funds to be held and maintained by the Trustee for the benefit of the Registered Owners and any Swap Counterparty:

                      (i) Student Loan Fund, including a Series 1996 Loan Account, a Series 1996C Loan Account, a Series 1998 Loan Account, a Series 1996 Note Account, a Series 1996C Note Account, a Series 1998 Note Account, a Series 1996 Recycling Account, a Series 1998 Recycling Account and any other Accounts added pursuant to a Supplemental Indenture therein,

                      (ii)   Revenue Fund,

                      (iii)  Reserve Fund,

                      (iv) Interest Fund, including a Senior Interest Account, a Subordinate Interest Account and a Junior-Subordinate Interest Account therein,

                      (v)    Note   Redemption  Fund, including   a  Senior Note
               Redemption Account, a Subordinate Note Redemption Account and a Junior-Subordinate Note Redemption Account therein, and

                      (vi)   Student Loan Holding Fund.

               (b) There is hereby created and established the Cost of Issuance Fund to be held and maintained by the Trustee in which neither the Issuer (except as provided in Section 5.08 hereof), the Registered Owners and any Swap Counterparty has any right, title or interest.

               (c) The following funds have previously been established by the Issuer, are hereby continued, do not constitute Funds within the meaning of this Indenture, and are held by a depository bank of the Issuer for the benefit of the Issuer, and neither the Trustee, the Registered Owners nor any Swap Counterparty shall have any right, title or interest therein:

                      (i)    Operating Fund; and

                      (ii)   General Fund.

The Trustee is hereby authorized for the purpose of facilitating the administration of the Trust Estate and for the administration of any Additional Notes issued hereunder to create Accounts or subaccounts in any of the various Funds and Accounts established hereunder which are deemed necessary or desirable; provided, however, that the obligation of the Issuer to provide such Funds and Accounts is not altered or amended.

        Section 5.02. Student Loan Fund. On the respective Date of Issuance of the Series 1996A Notes, the Series 1996B Notes and the Series 1996C Notes, there was transferred to the Series 1996 Loan Account of the Student Loan Fund the amounts set forth in this Indenture. On the Date of Issuance of any Additional Notes, there will be transferred to the respective Loan Account of the Student Loan Fund the amounts set forth in any Supplemental Indenture. In addition, there shall be deposited from time to time into the Recycling Accounts of the Student Loan Fund, as appropriate, moneys transferred thereto from the Student Loan Holding Fund pursuant to Section 5.07 hereof. Financed Eligible Loans acquired with moneys contained in the Loan Accounts or the Recycling Accounts shall be held by the Trustee or its agent or bailee (including the Servicer) and pledged to and accounted for as part of the Note Accounts of the Student Loan Fund.

        Moneys transferred to the Loan Accounts of the Student Loan Fund or to the Recycling Accounts of the Student Loan Fund pursuant to Section 5.07 shall be used solely to acquire Eligible Loans. An executed Compliance Certificate, in the forms attached hereto as Exhibit D shall be delivered to the Trustee prior to the acquisition of Financed Eligible Loans. Upon receipt by the Trustee of an executed Compliance Certificate, the Trustee shall release the aggregate Purchase Price of the Financed Eligible Loans being purchased from either the applicable Loan Account or the applicable Recycling Account, as described in the Compliance Certificate.

        Subject to the provisions of Section 5.04(d) hereof and so long as no Event of Default has occurred and is continuing, moneys held in the Recycling Accounts of the Student Loan Fund may be used, subject to the preceding paragraph, to acquire Eligible Loans, in their respective order of receipt, for a period of up to one year from the date of deposit therein. The Issuer may use proceeds in any Recycling Account of the Student Loan Fund to purchase Eligible Loans which have a stated maturity shorter than the longest Stated Maturity of any Series of Notes then Outstanding. If on any Transfer Date moneys have remained in any Recycling Account of the Student Loan Fund for more than one year, said moneys shall be immediately transferred to the Note Redemption Fund unless: (a) the Aggregate Market Value of the Trust Estate is greater than the aggregate principal amount of Notes Outstanding, or (b) the Aggregate Market Value of the Trust Estate is less than the aggregate principal amount of Notes Outstanding and the Issuer prepares a Cash Flow Certificate and the Trustee shall receive an opinion of Note Counsel to the effect that the failure to redeem Notes would not cause the Notes to fail to be characterized as debt for federal income tax purposes, in which case said moneys shall remain in such Recycling Account of the Student Loan Fund for a period of up to one additional year. If such Cash Flow Certificate is not delivered to the Trustee, said moneys in such Recycling Account of the Student Loan Fund shall be immediately transferred to the Note Redemption Fund.

        No Eligible Loan shall be acquired if, after the Date of Issuance, Congress has, in the judgment of the Issuer, materially adversely changed any of the following characteristics of Eligible Loans: (i) the Special Allowance Payments, (ii) the loan interest yield formula, (iii) the guaranty obligation of the Guarantee Agency, (iv) the federal interest subsidies, or (v) federal reinsurance of Eligible Loans, or makes any other economic change in such loans, which, in each instance, would have a materially adverse effect on the return to the holder of such loans. The Trustee shall be entitled to rely upon the certification of an Authorized Officer of the Issuer as to the compliance with the provisions of this paragraph in connection with the origination and acquisition of Eligible Loans.

        Notwithstanding anything herein to the contrary, if on the first Business Day preceding any Interest Payment Date or Transfer Date there are not sufficient moneys on deposit in the Revenue Fund to make the transfers required by Section 5.03 hereof, other than Sections 5.03(k) through 5.03(l) hereof, then, but only after required transfers from the Note Redemption Fund and the Student Loan Holding Fund, such transfers shall be made by the Trustee, upon Issuer Order, in an amount equal to any such deficiency (including replenishment of the Reserve Fund), directly from the Loan Accounts of the Student Loan Fund, then from the Recycling Accounts of the Student Loan Fund, and, but only after the required transfers from the Reserve Fund, then from the proceeds from the sale of Financed Eligible Loans in the Note Accounts of the Student Loan Fund.

        The Trustee shall, upon Issuer Order, transfer or liquidate Financed Eligible Loans and credit the same to the General Fund of the Issuer, but only to the extent that the conditions set forth in Section 5.10 hereof shall have been satisfied.

        On April 1, 2002, or such later date as approved in writing by the Rating Agencies, all moneys and investments remaining in the Recycling Accounts of the Student Loan Fund shall be transferred to the Note Redemption Fund. In addition, subsequent to January 15, 1999, the Issuer shall determine on a monthly basis and include in its servicer report if the aggregate principal amount of Financed Eligible Loans that bear interest at a fixed interest rate is less than the aggregate principal amount of Notes that bear interest at a fixed interest rate, the Issuer shall (i) purchase additional Eligible Loans that bear interest at a fixed rate, with proceeds in any Recycling Account of the Student Loan Fund, in an aggregate principal amount necessary to have Financed Eligible Loans that bear interest at a fixed interest rate greater than the aggregate principal amount of Notes that bear interest at a fixed rate, or (ii) prepare a Cash Flow Certificate to be approved by each Rating Agency. Notwithstanding anything herein to the contrary, upon Issuer Order, amounts held in the Recycling Accounts of the Student Loan Fund may be transferred to the Note Redemption Fund.

        Section 5.03. Revenue Fund. The Trustee shall deposit into the Revenue Fund (a) all amounts required to be transferred to the Revenue Fund from the Student Loan Holding Fund, (b) all amounts designated in this Indenture or any Supplemental Indenture and (c) all Counterparty Swap Payments.

        Upon Issuer Order directing the same, moneys in the Revenue Fund shall be used, on any date, to pay fees and expenses of the Servicer when due under the Servicing Agreement insofar as the same relate to the Financed Eligible Loans, to pay Trustee fees and expenses incurred under this Indenture and the Custodian Agreement, to pay Auction Agent fees and expenses incurred under the Auction Agent Agreement, to pay Broker-Dealer fees and expenses incurred under any Broker-Dealer Agreement, to pay the Calculation Agent fees and expenses incurred hereunder, to pay fees and expenses of the Rating Agencies incurred hereunder, and to pay other fees, taxes, including taxes related to the Issuer's income, and expenses with respect to the Trust Estate but not included as Maintenance and Operating Expenses. Payments made in satisfaction of the fees and expenses described in the preceding sentence, other than taxes related to the Issuer's income and fees and expenses of the Servicer, shall not exceed the estimate of such fees and expenses described in Exhibit E-2 attached hereto until April 1, 2002, unless otherwise approved by each Rating Agency and on and after April 1, 2002, an annual amount not to exceed such estimated fees and expenses described in a Cash Flow Certificate to be approved by each Rating Agency for a period approved by each Rating Agency. Moneys in the Revenue Fund shall also be used, on any date, to pay Maintenance and Operating Expenses in excess of the Estimated Amount, upon Issuer Order delivered to the Trustee and each Rating Agency directing the same, but only following delivery of a Cash Flow Certificate to the Trustee and each Rating Agency showing, among other things, that the payments required by this Section, other than Sections 5.03(k) through 5.03(l) hereof, will not be impaired and such amount has been approved by each Rating Agency.

        Money in the Revenue Fund shall be kept separate and apart from all other Funds and shall be used and transferred to (i) the Interest Fund on the first Business Day preceding each Interest Payment Date (other than a Transfer
Date) as specified in (a), (b) and (c) below and (ii) the Operating Fund on the first Business Day of each month as specified in (d) below, all in the following order of precedence (any money not so transferred or paid to remain in the Revenue Fund until subsequently applied pursuant to this Section):

               (a) to the Senior Interest Account of the Interest Fund an amount necessary to pay interest, if any, due on any Senior Notes on such Interest Payment Date or any Issuer Swap Payment secured on a parity with the Senior Notes due on such Interest Payment Date, after giving effect to moneys already on deposit therein;

               (b) to the Subordinate Interest Account of the Interest Fund an amount necessary to pay interest due on any Subordinate Notes on such Interest Payment Date or any Issuer Swap Payment secured on a parity with the Subordinate Notes due on such Interest Payment Date, after giving effect to moneys already on deposit therein;

               (c) to the Junior-Subordinate Interest Account of the Interest Fund an amount necessary to pay interest due on any Junior-Subordinate Notes on such Interest Payment Date or any Issuer Swap Payment secured on a parity with the Junior-Subordinate Notes due on such Interest Payment Date, after giving effect to moneys already on deposit therein; and

               (d) An amount equal to the Estimated Amount shall be transferred from the Revenue Fund to the Operating Fund on the first Business Day of each month.

        In addition, money in the Revenue Fund shall be used and transferred to other funds or Persons between the fifth and first Business Day preceding each Transfer Date as specified in this Section and in the following order of precedence (any money not so transferred or paid to remain in the Revenue Fund until subsequently applied pursuant to this Section):

               (a) if such Transfer Date is an Interest Payment Date, to the Senior Interest Account of the Interest Fund an amount necessary to pay interest due on any Senior Notes on such Transfer Date or any Issuer Swap Payment secured on a parity with the Senior Notes due on such Interest Payment Date, after giving effect to moneys already on deposit therein;

               (b) to the Senior Note Redemption Account of the Note Redemption Fund the amount, if any, necessary to pay the principal of or premium, if any, on any Senior Notes due on such Transfer Date or prior to the next succeeding Transfer Date (if such principal payment is a Stated Maturity or mandatory sinking fund redemption date, if any, with respect to such Senior Notes), after giving effect to moneys already on deposit therein and required transfers from the Reserve Fund;

               (c) if such Transfer Date is an Interest Payment Date, to the Subordinate Interest Account of the Interest Fund an amount necessary to pay interest due on any Subordinate Notes on such Transfer Date or any Issuer Swap Payment secured on a parity with the Subordinate Notes due on such Interest Payment Date, after giving effect to moneys already on deposit therein;

               (d) to the Subordinate Note Redemption Account of the Note Redemption Fund the amount, if any, necessary to pay the principal of or premium, if any, on any Subordinate Notes due on such Transfer Date or prior to the next succeeding Transfer Date (if such principal payment is a Stated Maturity or mandatory sinking fund redemption date, if any, with respect to such Subordinate Notes), after giving effect to moneys already on deposit therein and required transfers from the Reserve Fund;

               (e) if such Transfer Date is an Interest Payment Date, to the Junior-Subordinate Interest Account of the Interest Fund an amount necessary to pay interest due on any Junior-Subordinate Notes on such Transfer Date or any Issuer Swap Payment secured on a parity with the Junior-Subordinate Notes due on such Interest Payment Date, after giving effect to moneys already on deposit therein;

               (f) to the Junior-Subordinate Note Redemption Account of the Note Redemption Fund the amount, if any, necessary to pay the principal of or premium, if any, on any Junior-Subordinate Notes due on such Transfer Date or prior to the next succeeding Transfer Date (if such principal payment is a Stated Maturity or mandatory sinking fund redemption date with respect to the Junior-Subordinate Notes), after giving effect to moneys already on deposit therein and required transfers from the Reserve Fund;

               (g) an amount equal to the Net Losses incurred by the Issuer since the last Transfer Date, as reported to the Trustee by the Issuer, if any, (i) to the Recycling Accounts of the Student Loan Fund prior to April 1, 2002, or such later date as approved in writing by the Rating Agencies, and (ii) to the Note Redemption Fund on and after April 1, 2002;

               (h) to the Reserve Fund the amount,  if any,  required by Section
        5.04 hereof;

               (i)    [Reserved.];

               (j) to the Senior Note Redemption Account of the Note Redemption Fund, all moneys remaining to reduce the principal amount of the Senior Notes until such time as the par amount of the Financed Eligible Loans equals the par amount of the Notes Outstanding, pursuant to Section 2.02(a) hereof;

               (k) at the option of the Issuer and upon Issuer Order, to the Note Redemption Fund or, prior to April 1, 2002, or such later date as approved in writing by the Rating Agencies, to the Recycling Accounts of the Student Loan Fund; and

               (l) so long as no Event of Default has occurred and is continuing, at the option of the Issuer and upon Issuer Order, to the General Fund to the extent permitted by Section 5.10 hereof.

        Notwithstanding the foregoing, if an Event of Default has occurred and is continuing, other than an Event of Default described in Section 6.01(g) hereof, the Revenues otherwise scheduled to be transferred pursuant to subsections (k) and (l) above shall be transferred instead to the Note Redemption Fund and used to redeem Notes pursuant to Section 2.02(a) hereof. In addition, if amounts were available to transfer pursuant to (k) and (l) above, but such transfers were not made on the dates provided above, the Trustee shall make such transfers on a subsequent date no later than six months from the date of required transfer upon written request of an Authorized Officer of the Issuer, provided that no Event of Default shall exist hereunder at the time of transfer. In addition, if the Auction Rate for any Class of Auction Notes is equal to the Maximum Auction Rate for six consecutive Auction Periods, the Estimated Amount transferred to the Operating Fund shall be reduced to .05% until such time as each Rating Agency approves a Cash Flow Certificate prepared by the Issuer.

        Section 5.04.  Reserve Fund.

               (a) The Trustee shall deposit to the Reserve Fund the amount specified in this Indenture and any Supplemental Indenture. The Trustee, first, shall transfer money in the Reserve Fund to the Senior Interest Account of the Interest Fund on the first Business Day prior to each Interest Payment Date to cure any deficiency in the Senior Interest Account of the Interest Fund if such deficiency would cause a failure to pay or deposit accrued interest on any Senior Notes on such Interest Payment Date or to make any Issuer Swap Payment secured on a parity with the Senior Notes when due and payable on such Interest Payment Date, second, shall transfer money in the Reserve Fund to the Senior Note Redemption Account of the Note Redemption Fund on the first Business Day prior to such Transfer Date to pay the principal amount of any Senior Notes coming due on such Transfer Date (if such Transfer Date is a Stated Maturity) if the money in the Senior Note Redemption Account of the Note Redemption Fund is insufficient to do so, third, shall transfer money in the Reserve Fund to the Subordinate Interest Account of the Interest Fund on the first Business Day prior to each Interest Payment Date to cure any deficiency in the Subordinate Interest Account of the Interest Fund if such deficiency would cause a failure to pay or deposit accrued interest on any Subordinate Notes on such Interest Payment Date or to make any Issuer Swap Payment secured on a parity with the Subordinate Notes when due and payable on such Interest Payment Date, fourth, shall transfer money in the Reserve Fund to the Subordinate Note Redemption Account of the Note Redemption Fund on the first Business Day prior to such Transfer Date to pay the principal amount of any Subordinate Notes coming due on such Transfer Date (if such Transfer Date is a Stated Maturity) if the money in the Subordinate Note Redemption Account of the Note Redemption Fund is insufficient to do so, fifth, shall transfer money in the Reserve Fund to the Junior-Subordinate Interest Account of the Interest Fund on the first Business Day prior to each Interest Payment Date to cure any deficiency in the Junior-Subordinate Interest Account of the Interest Fund if such deficiency would cause a failure to pay or deposit accrued interest on any Junior-Subordinate Notes on such Interest Payment Date or to make any Issuer Swap Payment secured on a parity with the Junior-Subordinate Notes when due and payable on such Interest Payment Date, and sixth, shall transfer money in the Reserve Fund to the Junior-Subordinate Note Redemption Account of the Note Redemption Fund on the first Business Day prior to such Transfer Date to pay the principal amount of any
        Junior-Subordinate Notes coming due on such Transfer Date (if such Transfer Date is a Stated Maturity) if the money in the Junior-Subordinate Note Redemption Account of the Note Redemption Fund is insufficient to do so.

               (b) If the Reserve  Fund is used for the  purposes  described  in
        Section 5.04(a) hereof the Trustee shall restore the Reserve Fund to the Reserve Fund Requirement by transfers from the Revenue Fund on the next Transfer Date pursuant to Section 5.03(h) hereof. If the full amount required to restore the Reserve Fund to the Reserve Fund Requirement is not available in the Revenue Fund on such next succeeding Transfer Date, the Trustee shall continue to transfer funds from the Revenue Fund as they become available and in accordance with Section 5.03(h) until the deficiency in the Reserve Fund has been eliminated.

               (c) The Reserve Fund shall not contain an amount in excess of the Reserve Fund Requirement. On any day after a Transfer Date that the amount in the Reserve Fund exceeds the Reserve Fund Requirement for any reason, the Trustee shall transfer the excess to the Senior Note Redemption Account of the Note Redemption Fund until all Senior Notes have been paid in full and then to the Subordinate Note Redemption Account of the Note Redemption Fund.

               (d) The Reserve Fund shall not be used to pay (i) principal on the Notes pursuant to an optional redemption or (ii) Net Losses if, after giving effect to such payments, Notes remain Outstanding and the balance in the Reserve Fund is less than the Reserve Fund Requirement. In addition, if the balance in the Reserve Fund is less than $1,500,000, the Issuer will not purchase Eligible Loans with proceeds in any Recycling Account of the Student Loan Fund until such time as each Rating Agency approves a Cash Flow Certificate prepared by the Issuer.

        Section 5.05. Interest Fund. On the first Business Day preceding each Interest Payment Date, the Trustee shall transfer to the Interest Fund from the Revenue Fund an amount equal to the interest due and payable on such Interest Payment Date on the Outstanding Notes less any amounts already on deposit in the Interest Fund. Any moneys transferred to the Interest Fund and not specifically required to be deposited to any Account therein shall be deposited, first, to the Senior Interest Account of the Interest Fund to the extent required to increase the amount on deposit therein to equal the interest due and payable on the next Interest Payment Date for any Outstanding Senior Notes and the amount of any Issuer Swap Payment secured on a parity with the Senior Notes due and payable on the next Interest Payment Date, second, to the Subordinate Interest

Account of the Interest Fund to the extent required to increase the amount on deposit therein to equal the interest due and payable on the next Interest Payment Date for any Outstanding Subordinate Notes and the amount of any Issuer Swap Payment secured on a parity with the Subordinate Notes due and payable on the next Interest Payment Date and, third, to the Junior-Subordinate Interest Account of the Interest Fund to the extent required to increase the amount on deposit therein to equal the interest due and payable on the next Interest Payment Date for any Outstanding Junior-Subordinate Notes and the amount of any Issuer Swap Payment secured on a parity with the Junior-Subordinate Notes due and payable on the next Interest Payment Date.

        If money sufficient to pay all interest due on the Senior Notes and any Issuer Swap Payments secured on a parity with the Senior Notes on a particular Interest Payment Date is not available in the Senior Interest Account of the Interest Fund for that purpose on the first Business Day preceding an Interest Payment Date from moneys transferred from the Revenue Fund as provided above, then the amount of any such deficiency shall be provided from any other Account of the Interest Fund, from the Junior-Subordinate Note Redemption Account of the Note Redemption Fund, the Subordinate Note Redemption Account of the Note Redemption Fund, the Senior Note Redemption Account of the Note Redemption Fund, from the Student Loan Holding Fund, from the Loan Account of the Student Loan Fund, from the Recycling Accounts of the Student Loan Fund, from the Reserve Fund and from the proceeds from the sale of Financed Eligible Loans in the Note Accounts of the Student Loan Fund, in that order. The money in the Senior Interest Account of the Interest Fund required for the payment of interest on any Senior Notes and to pay any Issuer Swap Payments secured on a parity with the Senior Notes shall be applied in accordance with this Section by the Trustee to the payment of such interest or Issuer Swap Payments when due without further authorization or direction.

        If money sufficient to pay all interest due on any Subordinate Notes and Issuer Swap Payments secured on a parity with the Subordinate Notes on a particular Interest Payment Date is not available in the Subordinate Interest Account of the Interest Fund for that purpose on the first Business Day preceding an Interest Payment Date from moneys transferred from the Revenue Fund as provided above, then the amount of any such deficiency shall be provided (after first making any required transfers to the Senior Interest Account), from the Junior-Subordinate Note Redemption Account of the Note Redemption Fund, the Subordinate Note Redemption Account of the Note Redemption Fund, from the Student Loan Holding Fund, from the Loan Account of the Student Loan Fund, from the Recycling Accounts of the Student Loan Fund, from the Reserve Fund and from the proceeds from the sale of Financed Eligible Loans in the Note Accounts of the Student Loan Fund, in that order. The money in the Subordinate Interest Account of the Interest Fund required for the payment of interest on any Subordinate Notes and to pay any Issuer Swap Payments secured on a parity with the Subordinate Notes shall be applied in accordance with this Section by the Trustee to the payment of such interest or Issuer Swap Payments when due without further authorization or direction.

        If money sufficient to pay all interest due on any Junior-Subordinate Notes and Issuer Swap Payments secured on a parity with the Junior-Subordinate Notes on a particular Interest Payment Date is not available in the Junior-Subordinate Interest Account of the Interest Fund for that purpose on the first Business Day preceding an Interest Payment Date form moneys transferred from the Revenue Fund as provided above, then the amount of any such deficiency shall be provided (after first making any required transfers to the Senior Interest Account and the Subordinate Interest Account) from the Junior-Subordinate Note Redemption Account of the Note Redemption Fund, from the Student Loan Holding Fund, from the Loan Account of the Student Loan Fund, from the Recycling Accounts of the Student Loan Fund, from the Reserve Fund and from the proceeds from the sale of Financed Eligible Loans in the Note Accounts of the Student Loan Fund, in that order. The money in the Junior-Subordinate Interest Account of the Interest Fund required for the payment of interest on any Junior-Subordinate Notes and to pay any Issuer Swap Payments secured on a parity with the Junior-Subordinate Notes shall be applied in accordance with this Section by the Trustee to the payment of such interest or Issuer Swap Payments when due without further authorization or direction.

        If money sufficient to pay all interest due on any Subordinate Notes and Issuer Swap Payments secured on a parity with the Subordinate Notes on a particular Interest Payment Date is not available in the Subordinate Interest Account of the Interest Fund for that purpose on the first Business Day preceding an Interest Payment Date from moneys transferred for the Revenue Fund as provided above, then the amount of any such deficiency shall be provided from the Reserve Fund (after first making any required transfers from the Reserve Fund to the Senior Interest Account), and then from the Junior-Subordinate Note Redemption Account of the Note Redemption Fund, the Subordinate Note Redemption Account of the Note Redemption Fund, the Student Loan Holding Fund and from the Accounts in the Student Loan Fund (in the order provided in Section 5.02 hereof), in that order. The money in the Subordinate Interest Account of the Interest Fund required for the payment of interest on any Subordinate Notes and to pay any Issuer Swap Payments secured on a parity with the Subordinate Notes shall be applied in accordance with this Section by the Trustee to the payment of such interest or Issuer Swap Payments when due without further authorization or direction.

        If money sufficient to pay all interest due on any Junior-Subordinate Notes and Issuer Swap Payments secured on a parity with the Junior-Subordinate Notes on a particular Interest Payment Date is not available in the Junior-Subordinate Interest Account of the Interest Fund for that purpose on the first Business Day preceding an Interest Payment Date from moneys transferred from the Revenue Fund as provided above, then the amount of any such deficiency shall be provided from the Reserve Fund (after first making any required transfers from the Reserve Fund to the Senior Interest Account and the Subordinate Interest Account), and then from the Junior-Subordinate Note Redemption Account of the Note Redemption Fund, the Student Loan Holding Fund and from the Accounts in the Student Loan Fund (in the order provided in Section
5.02  hereof),  in that  order.  The  money in the  Junior-Subordinate  Interest
Account of the Interest Fund required for the payment of interest on any Junior-Subordinate Notes and to pay any Issuer Swap Payments secured on a parity with the Junior-Subordinate Notes shall be applied in accordance with this Section by the Trustee to the payment of such interest or Issuer Swap Payments when due without further authorization or direction.

        Section 5.06.  Note  Redemption  Fund.  The Trustee shall deposit to the
Note Redemption Fund all amounts required to be transferred to the Note Redemption Fund from the Revenue Fund, the Reserve Fund, the Interest Fund, the Student Loan Fund and the Student Loan Holding Fund; and any moneys transferred to the Note Redemption Fund and not specifically required to be deposited to any Account therein shall be deposited to the Senior Note Redemption Account of the Note Redemption Fund unless the Trustee receives a Issuer Order in accordance with this Section designating that such amounts shall be deposited to the Subordinate Note Redemption Account or to the Junior-Subordinate Note Redemption Account of the Note Redemption Fund.

        Subject to Sections 2.02(d)(i)(A) and 2.02(d)(i)(B), the Issuer, pursuant to an Issuer Order, may designate that a specified amount of moneys or investments to be transferred to the Note Redemption Fund pursuant to the terms and provisions of this Indenture be deposited to the Subordinate Note Redemption Account of the Note Redemption Fund if after the redemption of Subordinate Notes from the moneys and investments transferred to the Subordinate Note Redemption Account of the Note Redemption Fund and the redemption of Senior Notes, if any, from the moneys and investments transferred to the Senior Note Redemption Account of the Note Redemption Fund, the Aggregate Market Value of the Trust Estate will equal at least 110% of the aggregate principal amount of all Senior Notes Outstanding. The Issuer, pursuant to an Issuer Order, may designate that a specified amount of moneys or investments to be transferred to the Note Redemption Fund pursuant to the terms and provisions of this Indenture be deposited to the Junior-Subordinate Note Redemption Account of the Note Redemption Fund if after the redemption of Junior-Subordinate Notes from the moneys and investments transferred to the Junior-Subordinate Account of the Note Redemption and the redemption of Senior Notes and Subordinate Notes, if any, from the moneys and investments transferred to the Senior Note Redemption Account and the Subordinate Note Redemption Account of the Note Redemption Fund, the Aggregate Market Value of the Trust Estate will equal at least 110% of the aggregate principal amount of all Senior Notes Outstanding and at least 102% of the aggregate principal amount of all Senior and Subordinate Notes Outstanding.

        In addition, first, if on the first Business Day preceding the Stated Maturity of one or more Senior Notes, there is not available in the Senior Note Redemption Account of the Note Redemption Fund an amount sufficient to pay the principal of the Senior Notes coming due on such date, then an amount equal to such deficiency shall be transferred by the Trustee to the Senior Note Redemption Account of the Note Redemption Fund, from the Revenue Fund, from the Student Loan Holding Fund, from the Reserve Fund, from the Subordinate Note Redemption Account of the Note Redemption Fund, from the Junior-Subordinate Note Redemption Account of the Note Redemption Fund, from the Subordinate Interest Account of the Interest Fund, from the Junior-Subordinate Interest Account of the Interest Fund and from the Accounts in the Student Loan Fund (in the order provided in Section 5.02 hereof), in that order, second, if on the first Business Day preceding the Stated Maturity of any Subordinate Notes, there is not available in the Subordinate Note Redemption Account of the Note Redemption Fund an amount sufficient to pay the principal of the Subordinate Notes coming due on such date, then an amount equal to such deficiency shall be transferred by the Trustee to the Subordinate Note Redemption Account of the Note Redemption Fund, from the Revenue Fund, from the Student Loan Holding Fund, from the

Reserve Fund, from the Junior-Subordinate Interest Account of the Interest Fund and from the Accounts in the Student Loan Fund (in the order provided in Section
5.02 hereof), and, third, if on the first Business Day preceding the Stated Maturity of any Junior-Subordinate Notes, there is not available in the Junior-Subordinate Note Redemption Account of the Note Redemption Fund an amount sufficient to pay the principal of the Junior-Subordinate Notes coming due on such date, then an amount equal to such deficiency shall be transferred by the Trustee to the Junior-Subordinate Note Redemption Account of the Note Redemption Fund, from the Revenue Fund, from the Student Loan Holding Fund, from the Reserve Fund and from the Accounts in the Student Loan Fund (in the order provided in Section 5.02 hereof), in that order.

        The Trustee shall use amounts in the Senior Note Redemption Account of the Note Redemption Fund (a) to pay principal of Senior Notes at their Stated Maturity and (b) to pay the redemption price of any Senior Notes pursuant to
Section 2.02(a) hereof, but insofar as such redemptions relate to redemptions pursuant to Section 2.02(a) hereof, only to the extent that such moneys are identified by the Servicer as being derived from principal repayments on or with respect to the Financed Eligible Loans or transferred to the Senior Note Redemption Account of the Note Redemption Fund pursuant to Section 5.02 or
Section 5.03(k) hereof and such moneys are on deposit in the Senior Note Redemption Account of the Note Redemption Fund on the fifth Business Day prior to the last date on which a redemption notice can be given which are in excess of the sum of the principal due on the Senior Notes on the next Stated Maturity which is within one year of the date of such transfer. Notwithstanding the foregoing, if on the first Business Day preceding any Interest Payment Date or Transfer Date there are not sufficient moneys on deposit in the Revenue Fund to make the transfers required by Section 5.03 hereof, other than Sections 5.03(k) and 5.03(l) hereof, then such transfers shall be made by the Trustee, in an amount equal to any such deficiency, directly from the Senior Note Redemption Account of the Note Redemption Fund; provided, however, that the Subordinate Note Redemption Account and the Junior-Subordinate Note Redemption Account of the Note Redemption Fund has been fully depleted (except as provided therein) pursuant to similar transfers previously made from such Accounts of the Note Redemption Fund pursuant to this Section.

        The Trustee shall use amounts in the Subordinate Note Redemption Account of the Note Redemption Fund (a) to pay principal of any Subordinate Notes at their Stated Maturity and (b) to pay the redemption price of Subordinate Notes pursuant to Section 2.02(a) hereof, but insofar as such redemptions relate to redemptions pursuant to Section 2.02(a) hereof, only to the extent that such moneys are identified by the Servicer as being derived from principal repayments on or with respect to the Eligible Loans or transferred to the Subordinate Note Redemption Account of the Note Redemption Fund pursuant to Section 5.02 or
Section 5.03(k) hereof and such moneys are on deposit in the Subordinate Note Redemption Account of the Note Redemption Fund on the fifth Business Day prior to the last date on which a redemption notice can be given which are in excess of the sum of the principal due on the Subordinate Notes on the next Stated Maturity which is within one year of the date of such transfer. Notwithstanding the foregoing, if on the first Business Day preceding any Interest Payment Date or Transfer Date there are not sufficient moneys on deposit in the Revenue Fund to make the transfers required by Section 5.03 hereof, other then Sections

5.03(k) and 5.03(l) hereof, then such transfers shall be made by the Trustee, in an amount equal to any such deficiency, directly from the Subordinate Note Redemption Account of the Note Redemption Fund; provided, however, that the Junior-Subordinate Note Redemption Account of the Note Redemption Fund has been fully depleted (except as provided therein) pursuant to similar transfers previously made from such Accounts of the Note Redemption Fund pursuant to this Section.

        The Trustee shall use amounts in the Junior-Subordinate Note Redemption Account of the Note Redemption Fund (a) to pay principal of any Junior-Subordinate Notes at their Stated Maturity and (b) to pay the redemption price of Junior-Subordinate Notes pursuant to Section 2.02(a) hereof, but insofar as such redemptions relate to redemptions pursuant to Section 2.02(a) hereof, only to the extent that such moneys are identified by the Servicer as being derived from principal repayments on or with respect to the Eligible Loans or transferred to the Junior-Subordinate Note Redemption Account of the Note Redemption Fund pursuant to Section 5.02 or Section 5.03(k) hereof and such moneys are on deposit in the Junior-Subordinate Note Redemption Account of the Note Redemption Fund on the fifth Business Day prior to the last date on which a redemption notice can be given which are in excess of the sum of the principal due on the Junior-Subordinate Notes on the next Stated Maturity which is within one year of the date of such transfer. Notwithstanding the foregoing, if on the first Business Day preceding any Interest Payment Date or Transfer Date there are not sufficient moneys on deposit in the Revenue Fund to make the transfers required by Section 5.03 hereof, other than Sections 5.03(k) and 5.03(l) hereof, then such transfers shall be made by the Trustee, in an amount equal to any such deficiency, directly from the Junior-Subordinate Note Redemption Account of the Note Redemption Fund.

        No moneys in any Account of the Note Redemption Fund shall be transferred to any other Fund or Account if such money is on deposit for the purpose of redeeming Notes for which notice has been given.

        Section 5.07. Student Loan Holding Fund. The Trustee shall deposit to the Student Loan Holding Fund all amounts received by the Trustee which represent payments, regardless of source, on Financed Eligible Loans. Upon receipt by the Trustee from the Issuer of the Servicer's statement with a direction indicating the portion of such payments which represents interest payments on Financed Eligible Loans and the portion of such payment which represents principal payments on Financed Eligible Loans, the Trustee shall promptly transfer (a) that portion of such payment representing interest payments (including Special Allowance Payments and Interest Subsidy Payments) on Eligible Loans to the Revenue Fund, (b) shall so transfer the portion of such payment representing principal payments (including unamortized premiums) on Financed Eligible Loans held in the Note Accounts of the Student Loan Fund to the Recycling Account of the Student Loan Fund prior to April 1, 2002, or such later date as approved in writing by the Rating Agencies, and (c) subsequent thereto to the Note Redemption Fund.

        Notwithstanding the foregoing, if on the first Business Day preceding any Interest Payment Date or Transfer Date there are not sufficient moneys on deposit in the Revenue Fund to make the transfers required by Section 5.03 hereof, other than Sections 5.03(k) and 5.03(l) hereof, then, but only after required transfers from the Note Redemption Fund, if any, such transfers shall be made by the Trustee, in an amount equal to any such deficiency directly from the Student Loan Holding Fund.

        Section 5.08. Cost of Issuance Fund. The Trustee shall deposit in the Cost of Issuance Fund on the Date of Issuance the amounts set forth in this Indenture and any Supplemental Indenture. Moneys in the Cost of Issuance Fund shall be used by the Trustee, upon the written direction of an Authorized Officer of the Issuer, solely for the purpose of paying costs of issuance of the Series 1996A Notes and the Series 1996B Notes, including without limitation any underwriting compensation of the Placement Agent not paid from the proceeds of the Notes. If any moneys remain in the Cost of Issuance Fund on June 1, 1996 in the case of deposits made pursuant to Section 2.10(a)(ii) hereof or September 1, 1996 in the case of deposits made pursuant to Section 2.10(b)(ii) hereof, such amounts shall be paid by the Trustee without further direction to the Issuer.

        The Trustee shall deposit in the Cost of Issuance Fund on the Date of Issuance the amounts set forth in Section 2.05(c) of the Series 1996C Supplemental Indenture of Trust. Moneys in the Cost of Issuance Fund shall be used by the Trustee, upon the written direction of an Authorized Officer of the Issuer, solely for the purpose of paying costs of issuance of the Series 1996C Notes, including without limitation any compensation of the Underwriter not paid from the proceeds of the Notes. If any moneys remain in the Cost of Issuance Fund on February 1, 1997, such amounts shall be paid by the Trustee without further direction to the Issuer.

        The Trustee shall deposit in the Cost of Issuance Fund on the Date of Issuance the amounts set forth in Section 2.05(b) of the Series 1997A Supplemental Indenture of Trust. Moneys in the Cost of Issuance Fund shall be used by the Trustee, upon the written direction of an Authorized Officer of the Issuer, solely for the purpose of paying costs of issuance of the Class 1997B-4 Notes, including without limitation any compensation of the Underwriter not paid from the proceeds of the Notes. If any moneys remain in the Cost of Issuance Fund on June 1, 1997, such amounts shall be paid by the Trustee without further direction to the Issuer.

        The Trustee shall deposit in the Cost of Issuance Fund on the Date of Issuance the amounts set forth in Section 2.05(b) of the Series 1998 Supplemental Indenture of Trust. Moneys in the Cost of Issuance Fund shall be used by the Trustee, upon the written direction of an Authorized Officer of the Issuer, solely for the purpose of paying costs of issuance of the Series 1998 Notes, including without limitation any compensation of the Underwriter not paid from the proceeds of the Notes. If any moneys remain in the Cost of Issuance Fund on February 1, 1999, such amounts shall be paid by the Trustee without further direction to the Issuer.

        Section 5.09. Operating Fund. The Operating Fund is a special fund created and established by an agreement with a depository bank of the Issuer and shall be used to pay Maintenance and Operating Expenses. The Operating Fund shall be held by such depository bank of the Issuer, and neither the Registered Owners, any Swap Counterparties nor the Trustee shall have any right, title or interest in the Operating Fund.

        On or before the twenty-fifth day of each month, the Issuer shall deliver an Issuer Order to the Trustee which sets forth the Estimated Amount. If at any time the Issuer determines that the Estimated Amount is less than the amount required to pay expected Maintenance and Operating Expenses, the Issuer may direct the Trustee by Issuer Order to transfer additional amounts from the Revenue Fund as may be needed to pay Maintenance and Operating Expenses, subject to the second paragraph of Section 5.03 hereof.

        Upon the receipt of any such Issuer Order, the Trustee shall withdraw the amount so directed from the Revenue Fund (or so much thereof as is then on deposit in the Revenue Fund) and transfer the same to such depository bank of the Issuer with instructions to deposit the same in the Operating Fund. Interest income earned on the money held in the Operating Fund may be retained therein or as otherwise provided in the agreement with such depository bank of the Issuer.

        Section 5.10. General Fund. Except as provided in Section 7.19, neither the Registered Owners, any Swap Counterparties nor the Trustee shall have any right, title or interest in the General Fund. Transfers from the Student Loan Fund to the General Fund shall be made in accordance with Section 5.02 hereof and transfers from the Revenue Fund to the General Fund shall be made in accordance with Section 5.03 hereof; provided, however, that no transfer of assets to the General Fund shall be made if there is not on deposit in the Reserve Fund an amount equal to at least the Reserve Fund Requirement; provided however, that no transfer shall be made to the General Fund unless, (a) immediately after taking into account any such transfer, the Aggregate Market Value of the assets in the Trust Estate (less an amount equal to unpaid accrued interest on the Outstanding Notes and less an amount equal to $250,000 and less any additional amount, if any, required by any Supplemental Indenture) will be equal to at least 103% of the unpaid principal amount of the Outstanding Notes and (b) there shall have been delivered to the Trustee a Cash Flow Certificate showing that after such transfer the Aggregate Market Value of the assets in the Trust Estate (less an amount equal to unpaid accrued interest on the Outstanding Notes and less an amount equal to $250,000 and less any additional amount, if any, required by any Supplemental Indenture) will continue to be equal to at least 112% of the unpaid principal amount of the Outstanding Senior Notes and
(c) there shall have been delivered to the Trustee a Cash Flow Certificate showing that after such transfer the Aggregate Market Value of the assets in the Trust Estate (less an amount equal to unpaid accrued interest on the Outstanding Notes and less an amount equal to $250,000 and less any additional amount, if any, required by any Supplemental Indenture) will continue to be equal to at least 103% of the unpaid principal amount of the Notes Outstanding on each Interest Payment Date and (d) the Aggregate Market Value of the assets in the Trust Estate (less an amount equal to unpaid accrued interest on the Outstanding Notes and less an amount equal to $250,000 and less any additional amount, if any, required by any Supplemental Indenture) will continue to be equal to at least 112% of the unpaid principal amount of the Outstanding Senior Notes on each Interest Payment Date.

        The amounts held in the General Fund may be used for any proper purpose of the Issuer and investment earnings thereon shall be the property of the Issuer.

        Section 5.11. Investment of Funds Held by Trustee. The Trustee shall invest money held for the credit of any Fund or Account held by the Trustee hereunder as directed in writing (or orally, confirmed in writing) by an Authorized Officer of the Issuer or a designee appointed in writing by an Authorized Officer of the Issuer, to the fullest extent practicable and reasonable, in Investment Securities which shall mature or be redeemed at the option of the holder prior to the respective dates when the money held for the credit of such Fund or Account will be required for the purposes intended. In the absence of written direction by an Authorized Officer of the Issuer, all uninvested moneys in any Fund or Account held by the Trustee hereunder shall be invested in Investment Securities described in (a), (b), (c), (d), (e) or (f) of the definition of Investment Securities. Interest earnings on all Investment Securities shall be transferred to the Revenue Fund. The Trustee and the Issuer hereby agree that unless an Event of Default shall have occurred hereunder, the Issuer acting by and through an Authorized Officer shall be entitled to, and shall, provide written direction or oral direction confirmed in writing to the Trustee with respect to any discretionary acts required or permitted of the Trustee under any Investment Agreement and the Trustee shall not take such discretionary acts without such written direction.

        The Investment Securities purchased shall be held by the Trustee and shall be deemed at all times to be part of such Fund or Account or combination of Funds or Accounts, and the Trustee shall inform the Issuer of the details of all such investments. Upon direction in writing (or orally, confirmed in writing) from an Authorized Officer of the Issuer, the Trustee shall use its best efforts to sell at the best price obtainable, or present for redemption, any Investment Securities purchased by it as an investment whenever it shall be necessary to provide money to meet any payment from the applicable Fund. The Trustee shall advise the Issuer in writing, on or before the fifteenth day of each calendar month (or such later date as reasonably consented to by the Issuer), of all investments held for the credit of each Fund in its custody under the provisions of this Indenture as of the end of the preceding month and the value thereof, and shall list any investments which were sold or liquidated for less than their value at the time thereof.

        Money in any Fund constituting a part of the Trust Estate may be pooled for the purpose of making investments and may be used to pay accrued interest on Investment Securities purchased. Any purchase of Investment Securities may be made by or through the Trustee or any of its affiliates.

        Notwithstanding the foregoing, the Trustee shall not be responsible or liable for any losses on investments made by it hereunder or for keeping all Funds held by it, fully invested at all times, its only responsibility being to comply with the investment instructions of the Issuer or its designee in a non-negligent manner.

        Section 5.12. Release. The Trustee shall, upon Issuer Order and subject to the provisions of this Indenture, take all actions reasonably necessary to effect the release of any Financed Eligible Loans from the lien of this Indenture to the extent the terms hereof permit the sale, disposition or transfer of such Financed Eligible Loans.

                                   ARTICLE VI

                           APPLICABILITY OF INDENTURE

        The  provisions  of the  Indenture  are hereby  ratified,  approved  and confirmed, except as otherwise expressly modified by this Supplemental Indenture. The representations, warranties and covenants contained in the Indenture (except as expressly modified herein) are hereby reaffirmed with the same force and effect as if fully set forth herein and made again as of the date hereof.

        IN WITNESS WHEREOF, the Issuer has caused this Supplemental Indenture to be executed in its corporate name and behalf by the President, and the Trustee, to evidence its acceptance of the trusts hereby created, has caused this Supplemental Indenture to be executed in its corporate name and behalf, has caused its corporate seal to be hereunto affixed by its duly authorized officer, all in multiple counterparts, each of which shall be deemed an original, and the Issuer and the Trustee have caused this Supplemental Indenture to be dated as of the date herein above first shown, although actually executed on the dates shown in the acknowledgments hereafter appearing.

[SEAL]                                   UNION FINANCIAL SERVICES-1, INC.



                                         By /s/ Stephen F. Butterfield
                                           --------------------------------
                                             President


                                         ZIONS FIRST NATIONAL BANK, as Trustee



                                         By /s/ David Bata
                                           ---------------------
                                             Vice President

                                   APPENDIX A

                         CERTAIN TERMS AND PROVISIONS OF
                             THE AUCTION RATE NOTES

                                    ARTICLE I

                                   DEFINITIONS

        Except as provided below in this Section, all terms which are defined in
Article I of the Indenture and Article I of this Supplemental Indenture shall have the same meanings, respectively, in this Appendix A as such terms are given in the Indenture and Article I of this Supplemental Indenture. In addition, the following terms shall have the following respective meanings:

        "After-Tax Equivalent" means the "AA" Composite Commercial Paper Rate.

        "All Hold Rate" means the Applicable LIBOR Rate less .20%; provided that in no event shall the applicable All Hold Rate be greater than the applicable Maximum Auction Rate.

        "Applicable LIBOR Rate" means, (a) for Auction Periods of 35 days or less, One-Month LIBOR, (b) for Auction Periods of more than 35 days but less than 91 days, Three-Month LIBOR, (c) for Auction Periods of more than 90 days but less than 181 days, Six-Month LIBOR, and (d) for Auction Periods of more than 180 days, One-Year LIBOR.

        "Auction" means the implementation of the Auction Procedures on an Auction Date.

        "Auction Agent" means the Initial Auction Agent under the Initial Auction Agent Agreement unless and until a Substitute Auction Agent Agreement becomes effective, after which "Auction Agent" shall mean the Substitute Auction Agent.

        "Auction Agent Agreement" means the Initial Auction Agent Agreement unless and until a Substitute Auction Agent Agreement is entered into, after which "Auction Agent Agreement" shall mean such Substitute Auction Agent Agreement.

        "Auction Agent Fee" has the meaning set forth in the Auction Agent Agreement.

        "Auction Date" means, initially, January 21, 1999 with respect to the Class 1998A-10 Notes, January 28, 1999 with respect to the Class 1998A-11 Notes, February 4, 1999 with respect to the Class 1998A-12 Notes and January 21, 1999 with respect to the Class 1998B Notes, and thereafter, the Business Day immediately preceding the first day of each Auction Period for each respective Class or Subclass, other than:

               (a) each Auction Period commencing after the ownership of the applicable Auction Rate Notes is no longer maintained in Book-entry Form by the Securities Depository;

               (b)  each  Auction  Period   commencing   after  and  during  the
continuance of a Payment Default; or

               (c) each Auction Period commencing less than two Business Days after the cure or waiver of a Payment Default.

Notwithstanding the foregoing, the Auction Date for one or more Auction Periods may be changed pursuant to Section 2.02(h) of this Appendix A.

        "Auction Rate Notes" means the Class 1998A-10 Notes, the Class 1998A-11 Notes, the Class 1998A-12 Notes and the Class 1998B Notes.

        "Auction Note Interest Rate" means each variable rate of interest per annum borne by an Auction Rate Note for each Auction Period and determined in accordance with the provisions of Sections 2.01 and 2.02 hereof; provided, however, that in the event of a Payment Default, the Auction Note Interest Rate shall equal the applicable Non-Payment Rate; provided, further, however that such Auction Note Interest Rate shall in no event exceed the applicable Maximum Auction Rate.

        "Auction Period" means the Interest Period applicable to the Auction Rate Notes during which time the Interest Rate is determined pursuant to Section 2.02(a) hereof, which Auction Period (after the Initial Period for such Class or Subclass) initially shall consist generally of 28 days for the Class 1998A-10 Notes, 28 days for the Class 1998A-11 Notes, 28 days for the Class 1998A-12 Notes and 28 days for the Class 1998B Notes, as the same may be adjusted pursuant to Section 2.02(g) hereof.

        "Auction Period Adjustment" means an adjustment to the Auction Period as provided in Section 2.02(g) hereof.

        "Auction Procedures" means the procedures set forth in Section 2.02(a) hereof by which the Auction Rate is determined.

        "Auction Rate" means the rate of interest per annum that results from implementation of the Auction Procedures and is determined as described in
Section 2.02(a)(iii)(B) hereof.

        "Authorized Denominations" means $100,000 and any integral multiple thereof.

        "Available Auction Rate Notes" has the meaning set forth in Section 2.02(a)(iii)(A)(1) hereof.

        "Bid" has the meaning set forth in Section 2.02(a)(i)(A) hereof.

        "Bid Auction Rate" has the meaning set forth in Section 2.02(a)(iii)(A) hereof.

        "Bidder" has the meaning set forth in Section 2.02(a)(i)(A) hereof.

        "Bond Equivalent Yield" means, in respect of any security the rate for which is quoted in The Wall Street Journal on a bank discount basis, the "bond equivalent yield" (expressed as a percentage) for such security which appears on Telerate's United States Treasury and Money Market Composite Page 0223, rounded up to the nearest one one-hundredth of one percent.

        "Book-entry Form" or "Book-entry System" means a form or system under which (a) the beneficial right to principal and interest may be transferred only through a book entry, (b) physical securities in registered form are issued only to a Securities Depository or its nominee as registered owner, with the securities "immobilized" to the custody of the Securities Depository, and (c) the book entry is the record that identifies the owners of beneficial interests in that principal and interest.

        "Broker-Dealer" means, Salomon Smith Barney Inc., or any other broker or dealer (each as defined in the Securities Exchange Act of 1934, as amended), commercial bank or other entity permitted by law to perform the functions required of a Broker-Dealer set forth in the Auction Procedures that (a) is a Participant (or an affiliate of a Participant), (b) has been appointed as such by the Issuer pursuant to Section 2.02(f) hereof and by Salomon Smith Barney Inc., if applicable, and (c) has entered into a Broker-Dealer Agreement that is in effect on the date of reference.

        "Broker-Dealer Agreement" means each agreement between the Auction Agent and a Broker-Dealer, and approved by the Issuer, pursuant to which the Broker-Dealer agrees to participate in Auctions as set forth in the Auction Procedures, as from time to time amended or supplemented. Each Broker-Dealer Agreement shall be in substantially the form of the Broker-Dealer Agreement dated as of December 15, 1998, among the Issuer, Bankers Trust Company, as Auction Agent, and Salomon Smith Barney Inc., as Broker-Dealer.

        "Broker-Dealer Fee" has the meaning set forth in the Auction Agent Agreement.

        "Broker-Dealer Fee Rate" has the meaning set forth in the Auction Agent Agreement.

        "Business Day" means a day of the year on which (a) banks located in the city in which the Principal Office of the Trustee is located are not required or authorized to remain closed, (b) banks located in the city in which the Principal Office of the Auction Agent, as set forth in and for purposes of the Auction Agent Agreement, is located are not required or authorized to remain closed and (c) The New York Stock Exchange is not closed.

        "Carry-over Amount" means the excess, if any, of (a) the amount of interest on an Auction Rate Note that would have accrued with respect to the related Interest Period at the applicable Auction Rate over (b) the amount of interest on such Auction Rate Note actually accrued with respect to such Auction Rate Note with respect to such Interest Period based on the applicable Maximum Auction Rate (without regard to the last two clauses of the definition thereof) together with the unreduced portion of any such excess from prior Interest
Periods; provided that any reference to "principal" or "interest" in this Appendix A and the Auction Rate Notes shall not include within the meanings of such words any Carry-over Amount or any interest accrued on any Carry-over Amount.

        "Closing Date" means the Date of Issuance of the Auction Rate Notes (December 22, 1998).

        "Commercial   Paper  Dealer"  means  Salomon  Smith  Barney  Inc.,   its
successors and assigns, and any other commercial paper dealer appointed pursuant to Section 2.02(c) of this Appendix A.

        "Effective Interest Rate" means, with respect to any Financed Eligible Loan, the interest rate per annum payable by the borrower as of the last day of the calendar quarter borne by such Financed Eligible Loan after giving effect to any reduction in such interest rate pursuant to borrower incentives, (a) less all accrued rebate fees on such Financed Eligible Loan constituting Consolidation Loans paid during such calendar quarter expressed as a percentage per annum and (b) plus all accrued Interest Benefit Payments and Special Allowance Payments applicable to such Financed Eligible Loan during such calendar quarter expressed as a percentage per annum.

        "Eligible Carry-over Make-Up Amount" means, with respect to each Interest Period relating to the Auction Rate Notes as to which, as of the first day of such Interest Period, there is any unpaid Carry-over Amount, an amount equal to the lesser of (a) interest computed on the principal balance of the Auction Rate Notes in respect to such Interest Period at a per annum rate equal to the excess, if any, of applicable Maximum Auction Rate (without regard to the last two clauses of the definition thereof) over the Auction Rate, together with the unreduced portion of any such excess from prior Interest Periods and (b) the aggregate Carry-over Amount remaining unpaid as of the first day of such Interest Period together with interest accrued and unpaid thereon through the end of such Interest Period.

        "Existing Owner" means (a) with respect to and for the purpose of dealing with the Auction Agent in connection with an Auction, a Person who is a Broker-Dealer listed in the Existing Owner Registry at the close of business on the Business Day immediately preceding the Auction Date for such Auction and (b) with respect to and for the purpose of dealing with the Broker-Dealer in connection with an Auction, a Person who is a beneficial owner of Auction Rate Notes.

        "Existing Owner Registry" means the registry of Persons who are owners of the Auction Rate Notes, maintained by the Auction Agent as provided in the Auction Agent Agreement.

        "Hold Order" has the meaning set forth in Section 2.02(a)(i)(A) hereof.

        "Initial Auction Agent" means Bankers Trust Company, a New York banking corporation, its successors and assigns.

        "Initial Auction Agent Agreement" means, collectively, the Auction Agent Agreement dated as of December 15, 1998, by and among the Issuer, the Trustee and the Initial Auction Agent, including any amendment thereof or supplement thereto.

        "Initial Period" means, as to Auction Rate Notes, the period commencing on the Closing Date and continuing through the day immediately preceding the Initial Rate Adjustment Date for such Auction Rate Notes.

        "Initial Rate" means 5.80% for the Class 1998A-10 Notes, 5.75% for the Class 1998A-11 Notes, 5.75% for the Class 1998A-12 Notes and 6.15% for the Class 1998B Notes.

        "Initial Rate Adjustment Date" means, with respect to the Class 1998A-10 Notes, January 22, 1999; with respect to the Class 1998A-11 Notes, January 29, 1999; with respect to the Class 1998A-12 Notes, February 5, 1999; and with respect to the Class 1998B Notes, January 22, 1999.

        "Interest Payment Date" means (a) so long as the Auction Rate Notes bear interest at an Auction Note Interest Rate for an Interest Period of not greater than 180 days, the Business Day immediately following the expiration of the Initial Period for such Class or Subclass, and each related Auction Period thereafter and (b) if and for so long as the Auction Rate Notes bear interest at an Auction Note Interest Rate for an Interest Period of greater than 180 days, each January 1 and July 1.

        "Interest Period" means, with respect to the Auction Rate Notes, the Initial Period and each period commencing on an Interest Rate Adjustment Date for such Class or Subclass and ending on the day before (a) the next Interest Rate Adjustment Date for such Class or Subclass or (b) the Stated Maturity of such Class or Subclass, as applicable.

        "Interest Rate Adjustment Date" means the date on which an Auction Note Interest Rate is effective, and means, with respect to the Auction Rate Notes, the date of commencement of each Auction Period.

        "Interest Rate Determination Date" means, with respect to the Auction Rate Notes, the Auction Date, or if no Auction Date is applicable to such Class or Subclass, the Business Day immediately preceding the date of commencement of an Auction Period.

        "Maintenance and Operating Expense Percentage" means, the percentage that all Maintenance and Operating Expenses estimated for the next 12 months represent of the principal amount of the Notes, which as of December 15, 1998 is 1.05%, and which the Issuer shall calculate at least annually. Any adjustment in the Maintenance and Operating Expense Percentage shall be effective beginning on the first Interest Rate Determination Date following each such calculation.

        "Market Agent" means Salomon Smith Barney Inc., New York, New York, in such capacity hereunder, or any successor to it in such capacity hereunder.

        "Maximum Auction Rate" means the least of (a) either (i) the Applicable LIBOR Rate plus 1.50% (if the ratings assigned by the Rating Agency to the Auction Rate Notes are "Aa3" and "AA-," respectively, or better) or (ii) the Applicable LIBOR Rate plus 2.50% (if any one of the ratings assigned by the Rating Agency to the Auction Rate Notes is less than "Aa3" or "AA-," respectively), (b) the Net Loan Rate, (c) 18% and (d) the highest rate the Issuer may legally pay, from time to time, as interest on the Auction Rate Notes. For purposes of the Auction Agent and the Auction Procedures, the ratings referred to in this definition shall be the last ratings of which the Auction Agent has been given written notice pursuant to the Auction Agent Agreement.

        "Net Loan Rate" means, respect to any Interest Period applicable to the Auction Rate Notes, the greater of (a) the rate of interest per annum (rounded to the next highest one one-hundredth of one percent) equal to the applicable United States Treasury Security Rate plus 1.50% or (b) the rate of interest per annum (rounded to the next highest one-hundredth of one percent) equal to (i) the weighted average Effective Interest Rate of the Financed Eligible Loans for the calendar quarter immediately preceding such Interest Period, as determined by the Issuer on the last day of such calendar quarter, less (ii) the Maintenance and Operating Expense Percentage, as calculated by the Issuer. In making the determination of the Net Loan Rate, the Issuer shall take into account as an increase to such Net Loan Rate the receipt of any Swap Counterparty Payments and as a decrease to any Issuer Swap Payment.

        "Non-Payment Rate" means One-Month LIBOR plus 1.50%.

        "One-Month LIBOR," "Three-Month LIBOR," "Six-Month LIBOR" or "One-Year LIBOR," means the rate of interest per annum equal to the rate per annum at which United States dollar deposits having a maturity of one month, three months, six months or one year, respectively, are offered to prime banks in the London interbank market which appear on the Reuters Screen LIBOR Page as of approximately 11:00 a.m., London time, on the Interest Rate Determination Date. If at least two such quotations appear, One-Month LIBOR, Three-Month LIBOR, Six-Month LIBOR or One-Year LIBOR, respectively, will be the arithmetic mean (rounded upwards, if necessary, to the nearest one-hundredth of one percent) of such offered rates. If fewer than two such quotes appear, One-Month LIBOR, Three-Month LIBOR, Six-Month LIBOR or One-Year LIBOR, respectively, with respect to such Interest Period will be determined at approximately 11:00 a.m., London time, on such Interest Rate Determination Date on the basis of the rate at which deposits in United States dollars having a maturity of one month, three months, six months or one year, respectively, are offered to prime banks in the London interbank market by four major banks in the London interbank market selected by
(a) the Auction Agent or (b) the Trustee, as applicable, and in a principal amount of not less than U.S. $1,000,000 and that is representative for a single transaction in such market at such time. The Auction Agent or the Trustee, as applicable, will request the principal London office of each of such banks to provide a quotation of its rate. If at least two quotations are provided, One-Month LIBOR, Three-Month LIBOR, Six-Month LIBOR or One-Year LIBOR, respectively, will be the arithmetic mean (rounded upwards, if necessary, to the nearest one-hundredth of one percent) of such offered rates. If fewer than two quotations are provided, One-Month LIBOR, Three-Month LIBOR, Six-Month LIBOR or One-Year LIBOR, respectively, with respect to such Interest Period will be the arithmetic mean (rounded upwards, if necessary, to the nearest one-hundredth of one percent) of the rates quoted at approximately 11:00 a.m., New York City time on such Interest Rate Determination Date by three major banks in New York, New York selected by (i) the Auction Agent or (ii) the Trustee, as applicable, for loans in United States dollars to leading European banks having a maturity of one month, three months, six months or one year, respectively, and in a principal amount equal to an amount of not less than U.S. $1,000,000 and that is representative for a single transaction in such market at such time; provided, however, that if the banks selected as aforesaid are not quoting as mentioned in this sentence, One-Month LIBOR, Three-Month LIBOR, Six-Month LIBOR or One-Year LIBOR, respectively, in effect for the applicable Interest Period will be One-Month LIBOR, Three-Month LIBOR, Six-Month LIBOR or One-Year LIBOR, respectively, in effect for the immediately preceding Interest Period.

        "Order" has the meaning set forth in Section 2.02(a)(i)(A) hereof.

        "Payment Default" means, with respect to the Auction Rate Notes, (a) a default in the due and punctual payment of any installment of interest on such Auction Rate Notes, or (b) a default in the due and punctual payment of any interest on and principal of such Auction Rate Notes at their maturity.

        "Potential  Owner" means any Person (including an Existing Owner that is
(a) a Broker-Dealer when dealing with the Auction Agent and (b) a potential beneficial owner when dealing with a Broker-Dealer) who may be interested in acquiring Auction Rate Notes (or, in the case of an Existing Owner thereof, an additional principal amount of Auction Rate Notes).

        "PSA" means the Public Securities Association, its successors and assigns.

        "Quarterly Average Auction Rate" means the simple average of the Auction Rates for the Auction Dates preceding the current Auction Date by 91 days or less, including the current Auction Date.

        "Quarterly Average T-Bill Rate" means the simple average of the Bond Equivalent Yields of 91-day Treasury bills auctioned in the 91 days preceding (but not including) the current Auction Date.

        "Regular Record Date" means the Business Day next preceding the applicable Auction Date.

        "Reuters Screen LIBOR Page" means the display designated as page "LIBOR" on the Reuters Monitor Money Rates Service (or such other page as may replace the LIBOR page for the purposes of displaying London interbank offered rates of major banks).

        "S&P" means Standard & Poor's Ratings Services, a Division of The McGraw-Hill Companies, Inc., its successors and assigns.

        "Sell Order" has the meaning set forth in Section 2.02(a)(i)(A) hereof.

        "Submission Deadline" means 12:30 p.m., eastern time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

        "Submitted Bid" has the meaning set forth in Section 2.02(a)(iii)(A) hereof.

        "Submitted   Hold   Order"  has  the   meaning   set  forth  in  Section
2.02(a)(iii)(A) hereof.

        "Submitted Order" has the meaning set forth in Section 2.02(a)(iii)(A) hereof.

        "Submitted   Sell   Order"  has  the   meaning   set  forth  in  Section
2.02(a)(iii)(A) hereof.

        "Substitute Auction Agent" means the Person with whom the Issuer and the Trustee enter into a Substitute Auction Agent Agreement.

        "Substitute Auction Agent Agreement" means an auction agent agreement containing terms substantially similar to the terms of the Initial Auction Agent Agreement, whereby a Person having the qualifications required by Section 2.02(e) of this Appendix A agrees with the Trustee and the Issuer to perform the duties of the Auction Agent under this Appendix A.

        "Sufficient Bids" has the meaning set forth in Section 2.02(a)(iii)(A) hereof.

        "United States Treasury Security Rate" means, for purposes of calculating the Net Loan Rate applicable to the Auction Rate Notes, that rate of interest per annum equal to the Bond Equivalent Yield on the applicable United States Treasury securities sold at the last auction thereof that immediately precedes the Interest Rate Adjustment Date for the Auction Rate Notes.

        "Variable Rate" means the variable rate of interest per annum, including the Initial Rate, borne by each Class or Subclass of Auction Rate Notes during the Initial Period for such Class or Subclass, and each Interest Period thereafter as such rate of interest is determined in accordance with the provisions of Article II hereof.

                                   ARTICLE II
                               TERMS AND ISSUANCE

        Section 2.01. Auction Rate Notes. During the Initial Period, the Auction Rate Notes shall bear interest at the Initial Rate for such Class or Subclass. Thereafter, and except with respect to an Auction Period Adjustment, the Auction Rate Notes shall bear interest at an Auction Note Interest Rate based on a 28-day Auction Period for the Auction Rate Notes, as determined pursuant to this
Section 2.01 and Section 2.02 hereof.

        For the Auction Rate Notes during the Initial Period and each Auction Period thereafter, interest at the applicable Auction Rate Notes Interest Rate shall accrue daily and shall be computed for the actual number of days elapsed on the basis of a year consisting of 360 days.
        The Auction Note Interest Rate to be borne by the Auction Rate Notes after such Initial Period for each Auction Period until an Auction Period Adjustment, if any, shall be determined as described below. Each such Auction Period after the Initial Period shall commence on and include the day following the expiration of the immediately preceding Auction Period and terminate on and include the (i) fourth Business Day of the following fourth week in the case of the Class 1998A-10 Notes, (ii) fourth Business Day of the following fourth week in the case of the Class 1998A-11 Notes, (iii) fourth Business Day of the following fourth week in the case of the Class 1998A-12 Notes, and (iv) fourth Business Day of the following fourth week in the case of the Class 1998B Notes; provided, however, that in the case of the Auction Period that immediately follows the Initial Period for the Auction Rate Notes, such Auction Period shall commence on the Initial Rate Adjustment Date. The Auction Note Interest Rate of the Auction Rate Notes for each Auction Period shall be the Auction Rate in effect for such Auction Period as determined in accordance with Section 2.02(a) hereof; provided that if, on any Interest Rate Determination Date, an Auction is not held for any reason, then the Auction Note Interest Rate on such Auction Rate Notes for the next succeeding Auction Period shall be the applicable Maximum Auction Rate.

        Notwithstanding the foregoing:

               (a) if the ownership of an Auction Rate Note is no longer maintained in Book-entry Form, the Auction Note Interest Rate on the Auction Rate Notes for any Interest Period commencing after the delivery of certificates representing Auction Rate Notes pursuant to this Supplemental Indenture shall equal the applicable Maximum Auction Rate on the Business Day immediately preceding the first day of such subsequent Interest Period; or

               (b) if a Payment Default shall have occurred, the Auction Note Interest Rate on the Auction Rate Notes for the Interest Period commencing on or immediately after such Payment Default, and for each Interest Period thereafter, to and including the Interest Period, if any, during which, or commencing less than two Business Days after, such Payment Default is cured, shall equal the applicable Non-Payment Rate on the first day of each such Interest Period.

        In accordance with Section 2.02(a)(iii)(B) hereof, the Auction Agent shall promptly give written notice to the Trustee and the Issuer of each Auction
Note Interest Rate (unless the Auction Note Interest Rate is the applicable Non-Payment Rate) and the Maximum Auction Rate when such rate is not the Auction
Note Interest Rate, applicable to the Auction Rate Notes. The Trustee shall notify the Registered Owners of Auction Rate Notes of the applicable Auction
Note Interest Rate applicable to such Auction Rate Notes for each Auction Period not later than the third Business Day of such Auction Period.

        Notwithstanding any other provision of the Auction Rate Notes or this Supplemental Indenture and except for the occurrence of a Payment Default, interest payable on the Auction Rate Notes for an Auction Period shall never exceed for such Auction Period the amount of interest payable at the applicable Maximum Auction Rate in effect for such Auction Period.

        If the Auction Rate for the Auction Rate Notes is greater than the applicable Maximum Auction Rate, then the Variable Rate applicable to such Auction Rate Notes for that Interest Period will be the applicable Maximum Auction Rate. If the Variable Rate applicable to such Auction Rate Notes for any Interest Period is the applicable Maximum Auction Rate (without regard to the last two clauses of the definition thereof), the Trustee shall determine the Carry-over Amount, if any, with respect to such Auction Rate Notes for such Interest Period. Such Carry-over Amount shall bear interest calculated at a rate equal to One-Month LIBOR (as determined by the Auction Agent, provided the Trustee has received notice of One-Month LIBOR from the Auction Agent, and if the Trustee shall not have received such notice from the Auction Agent, then as determined by the Trustee) from the Interest Payment Date for the Interest Period with respect to which such Carry-over Amount was calculated, until paid. Any payment in respect of Carry-over Amount shall be applied, first, to any accrued interest payable thereon and, second, in reduction of such Carry-over Amount. For purposes of this Appendix A, any reference to "principal" or "interest" herein shall not include within the meaning of such words Carry-over Amount or any interest accrued on any such Carry-over Amount. Such Carry-over Amount shall be separately calculated for each Auction Rate Note by the Trustee during such Interest Period in sufficient time for the Trustee to give notice to each Registered Owner of such Carry-over Amount as required in the next succeeding sentence. Not less than four days before the Interest Payment Date for an Interest Period with respect to which such Carry-over Amount has been calculated by the Trustee, the Trustee shall give written notice to each Registered Owner of the Carry-over Amount applicable to each Registered Owner's Auction Rate Note, which written notice may accompany the payment of interest by check made to each such Registered Owner on such Interest Payment Date or otherwise shall be mailed on such Interest Payment Date by first-class mail, postage prepaid, to each such Registered Owner at such Registered Owner's address as it appears on the registration records maintained by the Registrar. Such notice shall state, in addition to such Carry-over Amount, that, unless and until an Auction Rate Note has been redeemed (other than by optional redemption), after which all accrued Carry-over Amounts (and all accrued interest thereon) that remains unpaid shall be canceled and no Carry-over Amount (and interest accrued thereon) shall be paid with respect to an Auction Rate Note, (a) the Carry-over Amount (and interest accrued thereon calculated at a rate equal to One-Month LIBOR) shall be paid by the Trustee on an Auction Rate Note on the earliest of (i) the date of defeasance of the Auction Rate Notes or
(ii) the first occurring Interest Payment Date (or on the date of any such optional redemption) if and to the extent that (A) the Eligible Carry-over Make-Up Amount with respect to such subsequent Interest Period is greater than zero, and (B) moneys are available pursuant to the terms of this Appendix A in an amount sufficient to pay all or a portion of such Carry-over Amount (and interest accrued thereon), and (b) interest shall accrue on the Carry-over Amount at a rate equal to One-Month LIBOR until such Carry-over Amount is paid in full or is cancelled.

        The Carry-over Amount (and interest accrued thereon) for Auction Rate Notes shall be paid by the Trustee on Outstanding Auction Rate Notes on the earliest of (a) the date of defeasance of any of the Auction Rate Notes or (b) the first occurring Interest Payment Date if and to the extent that (i) the Eligible Carry-over Make-Up Amount with respect to such Interest Period is greater than zero, and (ii) on such Interest Payment Date there are sufficient moneys in the Senior Interest Account of the Interest Fund to pay all interest due on the Auction Rate Notes on such Interest Payment Date. Any Carry-over Amount (and any interest accrued thereon) on any Auction Rate Note which is due and payable on an Interest Payment Date, which Auction Rate Note is to be redeemed (other than by optional redemption) on said Interest Payment Date, shall be paid to the Registered Owner thereof on said Interest Payment Date to the extent that moneys are available therefor in accordance with the provisions of this Appendix A; provided, however, that any Carry-over Amount (and any interest accrued thereon) which is not yet due and payable on said Interest Payment Date shall be cancelled with respect to said Auction Rate Note that is to be redeemed (other than by optional redemption) on said Interest Payment Date and shall not be paid on any succeeding Interest Payment Date. To the extent that any portion of the Carry-over Amount (and any interest accrued thereon) remains unpaid after payment of a portion thereof, such unpaid portion shall be paid in whole or in part as required hereunder until fully paid by the Trustee on the earliest of (a) the date of defeasance of any of the Auction Rate Notes or (b) the next occurring Interest Payment Date or Dates, as necessary, if and to the extent that the conditions in the second preceding sentence are satisfied. On any Interest Payment Date on which the Trustee pays only a portion of the Carry-over Amount (and any interest accrued thereon) on Auction Rate Notes, the Trustee shall give written notice in the manner set forth in the immediately preceding paragraph to the Registered Owner of such Auction Rate Note receiving such partial payment of the Carry-over Amount remaining unpaid on such Auction Rate Note.

        The Interest Payment Date or other date on which such Carry-over Amount (or any interest accrued thereon) for Auction Rate Notes shall be paid shall be determined by the Trustee in accordance with the provisions of the immediately preceding paragraph, and the Trustee shall make payment of the Carry-over Amount (and any interest accrued thereon) in the same manner as, and from the same Account from which, it pays interest on the Auction Rate Notes on an Interest Payment Date. Any payment of Carry-over Amounts (and interest accrued thereon) shall reduce the amount of Eligible Carry-Over Make-Up Amount.

        In the event that the Auction Agent no longer determines, or fails to determine, when required, the Auction Note Interest Rate with respect to Auction Rate Notes, or, if for any reason such manner of determination shall be held to be invalid or unenforceable, the Auction Note Interest Rate for the next succeeding Interest Period, which Interest Period shall be an Auction Period, for Auction Rate Notes shall be the applicable Maximum Auction Rate as determined by the Auction Agent for such next succeeding Auction Period, and if the Auction Agent shall fail or refuse to determine the Maximum Auction Rate, the Maximum Auction Rate shall be determined by the securities dealer appointed by the Issuer capable of making such a determination in accordance with the provisions hereof and written notice of such determination shall be given by such securities dealer to the Trustee.

        Section 2.02.  Auction Rate Note Interest Rate.

        (a) Determining the Auction Rate Note Interest Rate. By purchasing Auction Rate Notes, whether in an Auction or otherwise, each purchaser of the Auction Rate Notes, or its Broker-Dealer, must agree and shall be deemed by such purchase to have agreed (x) to participate in Auctions on the terms described herein, (y) to have its beneficial ownership of the Auction Rate Notes maintained at all times in Book-entry Form for the account of its Participant, which in turn will maintain records of such beneficial ownership and (z) to authorize such Participant to disclose to the Auction Agent such information with respect to such beneficial ownership as the Auction Agent may request.

        So  long as the  ownership  of  Auction  Rate  Notes  is  maintained  in
Book-entry Form by the Securities Depository, an Existing Owner may sell, transfer or otherwise dispose of Auction Rate Notes only pursuant to a Bid or Sell Order placed in an Auction or otherwise sell, transfer or dispose of Auction Rate Notes through a Broker-Dealer, provided that, in the case of all transfers other than pursuant to Auctions, such Existing Owner, its Broker-Dealer or its Participant advises the Auction Agent of such transfer. Auctions shall be conducted on each Auction Date, if there is an Auction Agent on such Auction Date, in the following manner:

               (i)    (A) Prior to the Submission Deadline on each Auction Date;

                             (1) each  Existing  Owner of Auction Rate Notes may
                      submit to a Broker-Dealer by telephone or otherwise any information as to:

                                    a.  the  principal   amount  of  Outstanding
                             Auction Rate Notes, if any, owned by such Existing Owner which such Existing Owner desires to continue to own without regard to the Auction Note Interest Rate for the next succeeding Auction Period;

                                    b.  the  principal   amount  of  Outstanding
                             Auction Rate Notes, if any, which such Existing Owner offers to sell if the Auction Note Interest Rate for the next succeeding Auction Period shall be less than the rate per annum specified by such Existing Owner; and/or

                                    c.  the  principal   amount  of  Outstanding
                             Auction Rate Notes, if any, owned by such Existing Owner which such Existing Owner offers to sell without regard to the Auction Note Interest Rate for the next succeeding Auction Period; and

                             (2) one or more Broker-Dealers may contact Potential Owners to determine the principal amount of Auction Rate Notes which each Potential Owner offers to purchase, if the Auction Note Interest Rate for the next succeeding Auction Period shall not be less than the rate per annum specified by such Potential Owner.

                             The  statement of an Existing  Owner or a Potential
                      Owner referred to in (1) or (2) of this paragraph (A) is herein referred to as an "Order," and each Existing Owner and each Potential Owner placing an Order is herein referred to as a "Bidder"; an Order described in clause
                      (1)a is herein referred to as a "Hold Order"; an Order described in clauses (1)b and (2) is herein referred to as a "Bid"; and an Order described in clause (1)c is herein referred to as a "Sell Order."

                      (B) (1) Subject to the provisions of Section 2.02(a)(ii) hereof, a Bid by an Existing Owner shall constitute an irrevocable offer to sell:

                                    a.  the  principal   amount  of  Outstanding
                             Auction Rate Notes specified in such Bid if the Auction Note Interest Rate determined as provided in this Section 2.02(a) shall be less than the rate specified therein; or

                                    b.  such  principal   amount,  or  a  lesser
                             principal amount of Outstanding Auction Rate Notes to be determined as set forth in Section 2.02(a)(iv)(A)(4) hereof, if the Auction Note
                             Interest  Rate   determined  as  provided  in  this
                             Section 2.02(a) shall be equal to the rate specified therein; or

                                    c.  such  principal   amount,  or  a  lesser
                             principal amount of Outstanding Auction Rate Notes to be determined as set forth in Section 2.02(a)(iv)(B)(3) hereof, if the rate specified therein shall be higher than the applicable Maximum Auction Rate and Sufficient Bids have not been made.

                             (2)   Subject   to  the   provisions   of   Section
                      2.02(a)(ii) hereof, a Sell Order by an Existing Owner shall constitute an irrevocable offer to sell:

                                    a.      the principal  amount of Outstanding
                             Auction Rate Notes specified in such Sell Order; or

                                    b.  such  principal   amount,  or  a  lesser
                             principal amount of Outstanding Auction Rate Notes set forth in Section 2.02(a)(iv)(B)(3) hereof, if Sufficient Bids have not been made.

                             (3)   Subject   to  the   provisions   of   Section
                      2.02(a)(ii) hereof, a Bid by a Potential Owner shall constitute an irrevocable offer to purchase:

                                    a.  the  principal   amount  of  Outstanding
                             Auction Rate Notes specified in such Bid if the Auction Note Interest Rate determined as provided in this Section 2.02(a) shall be higher than the rate specified in such Bid; or

                                    b.  such  principal   amount,  or  a  lesser
                             principal amount of Outstanding Auction Rate Notes set forth in Section 2.02(a)(iv)(A)(5) hereof, if the Auction Note Interest Rate determined as provided in this Section 2.02(a) shall be equal to the rate specified in such Bid.

               (ii) (A) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders obtained by such Broker-Dealer and shall specify with respect to each such Order:

                             (1)    the name of the Bidder placing such Order;

                             (2) the aggregate  principal amount of Auction Rate
                      Notes that are the subject of such Order;

                             (3) to the extent  that such  Bidder is an Existing
Owner:

                                    a.      the principal amount of Auction Rate
                             Notes, if any, subject to any Hold Order placed by such Existing Owner;

                                    b. the  principal  amount  of  Auction  Rate
                             Notes, if any, subject to any Bid placed by such Existing Owner and the rate specified in such Bid; and

                                    c. the  principal  amount  of  Auction  Rate
                             Notes, if any, subject to any Sell Order placed by such Existing Owner; and

                             (4) to the extent such Bidder is a Potential Owner,
                      the rate specified in such Potential Owner's Bid.

                      (B) If any rate  specified in any Bid  contains  more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next higher one thousandth of 1%.

                      (C) If an Order or Orders covering all Outstanding Auction
               Rate Notes owned by an Existing Owner is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted on behalf of such Existing Owner covering the principal amount of Outstanding Auction Rate Notes owned by such Existing Owner and not subject to an Order submitted to the Auction Agent.

                      (D) Neither the Issuer,  the Trustee nor the Auction Agent
               shall be responsible for any failure of a Broker-Dealer to submit an Order to the Auction Agent on behalf of any Existing Owner or Potential Owner.

                      (E) If any Existing Owner submits  through a Broker-Dealer to the Auction Agent one or more Orders covering in the aggregate more than the principal amount of Outstanding Auction Rate Notes owned by such Existing Owner, such Orders shall be considered valid as follows and in the following order of priority:

                             (1) All Hold Orders shall be considered  valid, but
                      only up to the aggregate principal amount of Outstanding Auction Rate Notes owned by such Existing Owner, and if the aggregate principal amount of Auction Rate Notes subject to such Hold Orders exceeds the aggregate principal amount of Auction Rate Notes owned by such Existing Owner, the aggregate principal amount of Auction Rate Notes subject to each such Hold Order shall be reduced pro rata so that the aggregate principal amount of Auction Rate Notes subject to such Hold Order equals the aggregate principal amount of Outstanding Auction Rate Notes owned by such Existing Owner.

                             (2) a. Any Bid shall be considered valid up to an amount equal to the excess of the principal amount of Outstanding Auction Rate Notes owned by such Existing Owner over the aggregate principal amount of Auction Rate Notes subject to any Hold Order referred to in clause (A) of this paragraph (v);

                                    b. subject to  subclause  (1) of this clause
                             (B), if more than one Bid with the same rate is submitted on behalf of such Existing Owner and the aggregate principal amount of Outstanding Auction Rate Notes subject to such Bids is greater than such excess, such Bids shall be considered valid up to an amount equal to such excess;

                                    c. subject to subclauses (1) and (2) of this
                             clause (B), if more than one Bid with different rates are submitted on behalf of such Existing Owner, such Bids shall be considered valid first in the ascending order of their respective rates until the highest rate is reached at which such excess exists and then at such rate up to the amount of such excess; and

                                    d.  in  any  such   event,   the  amount  of
                             Outstanding Auction Rate Notes, if any, subject to Bids not valid under this clause (B) shall be treated as the subject of a Bid by a Potential Owner at the rate therein specified; and

                             (3) All Sell Orders shall be considered valid up to
                      an amount equal to the excess of the principal amount of Outstanding Auction Rate Notes owned by such Existing Owner over the aggregate principal amount of Auction Rate Notes subject to Hold Orders referred to in clause (1) of this paragraph (v) and valid Bids referred to in clause
                      (2) of this paragraph (E).

                      (F) If more  than  one  Bid  for  Auction  Rate  Notes  is submitted on behalf of any Potential Owner, each Bid submitted shall be a separate Bid with the rate and principal amount therein specified.

                      (G) An Existing  Owner that offers to purchase  additional
               Auction Rate Notes is, for purposes of such offer, treated as a Potential Owner.

                      (H) Any Bid or Sell Order  submitted by an Existing  Owner covering an aggregate principal amount of Auction Rate Notes not equal to an Authorized Denomination shall be rejected and shall be deemed a Hold Order. Any Bid submitted by a Potential Owner covering an aggregate principal amount of Auction Rate Notes not equal to an Authorized Denomination shall be rejected.

                      (I) Any Bid  specifying a rate higher than the  applicable
               Maximum Auction Rate will (1) be treated as a Sell Order if submitted by an Existing Owner and (2) not be accepted if submitted by a Potential Owner.

                      (J) Any Order  submitted in an Auction by a  Broker-Dealer to the Auction Agent prior to the Submission Deadline on any Auction Date shall be irrevocable.

               (iii) (A) Not earlier than the Submission Deadline on each Auction Date, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers (each such Order as submitted or deemed submitted by a Broker-Dealer being herein referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order," and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and shall determine:

                             (1) the  excess  of the total  principal  amount of
                      Outstanding Auction Rate Notes over the sum of the aggregate principal amount of Outstanding Auction Rate Notes subject to Submitted Hold Orders (such excess being herein referred to as the "Available Auction Rate Notes"), and

                             (2) from the Submitted Orders whether:

                                    a.  the   aggregate   principal   amount  of
                             Outstanding Auction Rate Notes subject to Submitted Bids by Potential Owners specifying one or more rates equal to or lower than the applicable Maximum Auction Rate;

                             exceeds or is equal to the sum of:

                                    b.  the   aggregate   principal   amount  of
                             Outstanding Auction Rate Notes subject to Submitted Bids by Existing Owners specifying one or more rates higher than the applicable Maximum Auction Rate; and

                                    c.  the   aggregate   principal   amount  of
                             Outstanding Auction Rate Notes subject to Submitted Sell Orders;

                             (in the event such excess or such equality exists, other than because all of the Outstanding Auction Rate Notes are subject to Submitted Hold Orders, such Submitted Bids described in subclause a. above shall be referred to collectively as "Sufficient Bids"); and

                             (3) if Sufficient Bids exist, the Bid Auction Rate,
                      which shall be the lowest rate specified in such Submitted Bids such that if:

                                    a. (x)  each  Submitted  Bid  from  Existing
                             Owners  specifying  such  lowest  rate  and (y) all
                             other Submitted Bids from Existing Owners specifying lower rates were rejected, thus entitling such Existing Owners to continue to own the principal amount of Auction Rate Notes subject to such Submitted Bids; and

                                    b.  (x)  each   such   Submitted   Bid  from
                             Potential  Owners  specifying  such lowest rate and
                             (y) all other Submitted Bids from Potential Owners specifying lower rates were accepted;

                             the result would be that such Existing Owners described in subclause a. above would continue to own an aggregate principal amount of Outstanding Auction Rate Notes which, when added to the aggregate principal amount of Outstanding Auction Rate Notes to be purchased by such Potential Owners described in subclause b. above, would equal not less than the Available Auction Rate Notes.

                      (B) Promptly after the Auction Agent has made the determinations pursuant to Section 2.02(a)(iii)(A) hereof, the Auction Agent shall advise the Trustee, the Broker-Dealers and the Issuer of the Maximum Auction Rate and the All Hold Rate and the components thereof on the Auction Date and, based on such determinations, the Auction Rate for the next succeeding Interest Period as follows:+


                             (1) if Sufficient Bids exist, that the Auction Rate
                      for the next succeeding Interest Period shall be equal to the Bid Auction Rate so determined;

                             (2) if  Sufficient  Bids do not exist  (other  than
                      because all of the Outstanding Auction Rate Notes are subject to Submitted Hold Orders), that the Auction Rate for the next succeeding Interest Period shall be equal to the applicable Maximum Auction Rate; or

                             (3) if  all  Outstanding  Auction  Rate  Notes  are
                      subject to Submitted Hold Orders, that the Auction Rate for the next succeeding Interest Period shall be equal to the applicable All Hold Rate.

                      (C) Promptly  after the Auction Agent has  determined  the
               Auction Rate, the Auction Agent shall determine and advise the Trustee of the Auction Note Interest Rate, which rate shall be the Auction Rate; provided, however, that in no event shall the Auction Note Interest Rate exceed the applicable Maximum Auction Rate.

               (iv) Existing Owners shall continue to own the principal amount of Auction Rate Notes that are subject to Submitted Hold Orders. If Sufficient Bids have been received by the Auction Agent, the Bid Auction Rate will be the Auction Note Interest Rate, and Submitted Bids and Submitted Sell Orders will be accepted or rejected and the Auction Agent will take such other action as described below in subparagraph (A).

               If the Auction Rate is greater than the applicable Maximum Auction Rate, the Auction Note Interest Rate shall be equal to the applicable Maximum Auction Rate. If the Auction Agent has not received Sufficient Bids (other than because all of the Outstanding Auction Rate Notes are subject to Submitted Hold Orders), the Auction Note Interest Rate will be the applicable Maximum Auction Rate. In any of the cases described above, Submitted Orders will be accepted or rejected and the Auction Agent will take such other action as described below in subparagraph (B).

                      (A) If Sufficient Bids have been made and if the applicable Maximum Auction Rate does not apply (in which case the Auction Note Interest Rate shall be the Bid Auction Rate), all Submitted Sell Orders shall be accepted and, subject to the provisions of clauses (4) and (5) of this Section 2.02(a)(iv), Submitted Bids shall be accepted or rejected as follows in the following order of priority, and all other Submitted Bids shall be rejected:

                             (1) Existing Owners'  Submitted Bids specifying any
                      rate that is higher than the Auction Note Interest Rate shall be accepted, thus requiring each such Existing Owner to sell the aggregate principal amount of Auction Rate Notes subject to such Submitted Bids;

                             (2) Existing Owners'  Submitted Bids specifying any
                      rate that is lower than the Auction Note Interest Rate shall be rejected, thus entitling each such Existing Owner to continue to own the aggregate principal amount of Auction Rate Notes subject to such Submitted Bids;

                             (3) Potential Owners' Submitted Bids specifying any
                      rate that is lower than the Auction Note Interest Rate shall be accepted;

                             (4) Each Existing Owners'  Submitted Bid specifying
                      a rate that is equal to the Auction Note Interest Rate shall be rejected, thus entitling such Existing Owner to continue to own the aggregate principal amount of Auction Rate Notes subject to such Submitted Bid, unless the aggregate principal amount of Outstanding Auction Rate Notes subject to all such Submitted Bids shall be greater than the principal amount of Auction Rate Notes (the "remaining principal amount") equal to the excess of the Available Auction Rate Notes over the aggregate principal amount of Auction Rate Notes subject to Submitted Bids described in clauses (2) and (3) of this Section 2.02(a)(iv)(D)(1), in which event such Submitted Bid of such Existing Owner shall be rejected in part, and such Existing Owner shall be entitled to continue to own the principal amount of Auction Rate Notes subject to such
                      Submitted Bid, but only in an amount equal to the aggregate principal amount of Auction Rate Notes obtained by multiplying the remaining principal amount by a fraction, the numerator of which shall be the principal amount of Outstanding Auction Rate Notes owned by such Existing Owner subject to such Submitted Bid and the denominator of which shall be the sum of the principal amount of Outstanding Auction Rate Notes subject to such Submitted Bids made by all such Existing Owners that specified a rate equal to the Auction Note Interest Rate, subject to the provisions of Section 2.02(a)(iv)(D) hereof; and

                             (5) Each Potential Owner's Submitted Bid specifying
                      a rate that is equal to the Auction Note Interest Rate shall be accepted, but only in an amount equal to the principal amount of Auction Rate Notes obtained by multiplying the excess of the aggregate principal amount of Available Auction Rate Notes over the aggregate principal amount of Auction Rate Notes subject to Submitted Bids described in clauses (2), (3) and (4) of this Section 2.02(a)(iv)(A) by a fraction the numerator of which shall be the aggregate principal amount of Outstanding Auction Rate Notes subject to such Submitted Bid and the denominator of which shall be the sum of the principal amount of Outstanding Auction Rate Notes subject to Submitted Bids made by all such Potential Owners that specified a rate equal to the Auction Note Interest Rate, subject to the provisions of Section 2.02(a)(iv)(D) hereof.

                      (B) If  Sufficient  Bids  have not been made  (other  than because all of the Outstanding Auction Rate Notes are subject to submitted Hold Orders), or if the applicable Maximum Auction Rate applies, subject to the provisions of Section 2.02(a)(iv)(D) hereof, Submitted Orders shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids shall be rejected:

                             (1) Existing Owners'  Submitted Bids specifying any
                      rate that is equal to or lower than the Auction Note Interest Rate shall be rejected, thus entitling such Existing Owners to continue to own the aggregate principal amount of Auction Rate Notes subject to such Submitted Bids;

                             (2) Potential Owners' Submitted Bids specifying (x)
                      any rate that is equal to or lower than the Auction Note Interest Rate shall be accepted and (y) any rate that is higher than the Auction Note Interest Rate shall be rejected; and

                             (3) each Existing Owner's  Submitted Bid specifying
                      any rate that is higher than the Auction Note Interest Rate and the Submitted Sell Order of each Existing Owner shall be accepted, thus entitling each Existing Owner that submitted any such Submitted Bid or Submitted Sell Order to sell the Auction Rate Notes subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the aggregate principal amount of Auction Rate Notes obtained by multiplying the aggregate principal amount of Auction Rate Notes subject to Submitted Bids described in clause (2)(x) of this Section 2.02(a)(iv)(B) by a fraction the numerator of which shall be the aggregate principal amount of Outstanding Auction Rate Notes owned by such Existing Owner subject to such submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate principal amount of Outstanding Auction Rate Notes subject to all such Submitted Bids and Submitted Sell Orders.

                      (C) If all  Auction  Rate Notes are  subject to  Submitted
               Hold Orders, all Submitted Bids shall be rejected.

                      (D) If, as a result of the procedures described in paragraph (A) or (B) of this Section 2.02(a)(iv), any Existing Owner would be entitled or required to sell, or any Potential
               Owner would be entitled or required to purchase, a principal amount of Auction Rate Notes that is not equal to an Authorized Denomination, the Auction Agent shall, in such manner as in its sole discretion it shall determine, round up or down the principal amount of Auction Rate Notes to be purchased or sold by any Existing Owner or Potential Owner so that the principal amount of Auction Rate Notes purchased or sold by each Existing Owner or Potential Owner shall be equal to an Authorized Denomination.

                      (E) If, as a result of the procedures described in paragraph (B) of this Section 2.02(a)(iv), any Potential Owner would be entitled or required to purchase less than an Authorized Denomination of Auction Rate Notes, the Auction Agent shall, in such manner as in its sole discretion it shall determine, allocate Auction Rate Notes for purchase among Potential Owners so that only Auction Rate Notes in Authorized Denominations are purchased by any Potential Owner, even if such allocation results in one or more of such Potential Owners not purchasing any Auction Rate Notes.

               (v) Based on the result of each Auction, the Auction Agent shall determine the aggregate principal amount of Auction Rate Notes to be purchased and the aggregate principal amount of Auction Rate Notes to be sold by Potential Owners and Existing Owners on whose behalf each Broker-Dealer submitted Bids or Sell Orders and, with respect to each Broker-Dealer, to the extent that such aggregate principal amount of Auction Rate Notes to be sold differs from such aggregate principal amount of Auction Rate Notes to be purchased, determine to which other Broker-Dealer or Broker-Dealers acting for one or more purchasers such Broker-Dealer shall deliver, or from which other Broker-Dealer or Broker-Dealers acting for one or more sellers such Broker-Dealer shall receive, as the case may be, Auction Rate Notes.

               (vi) Any calculation by the Auction Agent or the Trustee, as applicable, of the Auction Note Interest Rate, the Maximum Auction Rate, the All Hold Rate and the Non-Payment Rate shall, in the absence of manifest error, be binding on all other parties.

               (vii)  Notwithstanding   anything  in  this  Appendix  A  to  the
        contrary, (A) no Auction for the Auction Rate Notes for an Auction Period of less than 180 days will be held on any Auction Date hereunder on which there are insufficient moneys in the Senior Interest Account of the Interest Fund and the Senior Redemption Account of the Note Redemption Fund to pay, or otherwise held by the Trustee under the Indenture and available to pay, the principal of and interest due on the Auction Rate Notes on the Interest Payment Date immediately following such Auction Date, and (B) no Auction will be held on any Auction Date hereunder during the continuance of a Payment Default. The Trustee shall promptly notify the Auction Agent of any such occurrence.

               (b)  Application of Interest Payments for the Auction Rate Notes.

                      (i) The Trustee shall  determine not later than 2:00 p.m., eastern  time,  on the Business Day next  succeeding  an Interest
               Payment Date, whether a Payment Default has occurred. If a Payment Default has occurred, the Trustee shall, not later than 2:15 p.m., eastern time, on such Business Day, send a notice thereof in substantially the form of Exhibit C attached hereto to the Auction Agent by telecopy or similar means and, if such Payment Default is cured, the Trustee shall immediately send a notice in substantially the form of Exhibit D attached hereto to the Auction Agent by telecopy or similar means.

                      (ii) Not  later  than 2:00  p.m.,  eastern  time,  on each anniversary of the Closing Date, the Trustee shall pay to the Auction Agent, in immediately available funds out of amounts in the Revenue Fund, an amount equal to the Auction Agent Fee as set forth in the Auction Agent Agreement. Not later than 2:00 p.m., eastern time, on each Auction Date, the Trustee shall pay to the Auction Agent, in immediately available funds out of amounts in the Revenue Fund, an amount equal to the Broker-Dealer Fee as calculated in the Auction Agent Agreement. The Trustee shall, from time to time at the request of the Auction Agent and at the direction of an Authorized Officer, reimburse the Auction Agent for its reasonable expenses as provided in the Auction Agent Agreement, such expenses to be paid out of amounts in the Revenue Fund.

               (c) Calculation of Maximum Auction Rate, All Hold Rate and Non-Payment Rate. The Auction Agent shall calculate the applicable Maximum Auction Rate and All Hold Rate, as the case may be, on each Auction Date and shall notify the Trustee and the Broker-Dealers of the applicable Maximum Auction Rate and All Hold Rate, as the case may be, as provided in the Auction Agent Agreement; provided, that if the ownership of the Auction Rate Notes is no longer maintained in Book-entry Form, or if a Payment Default has occurred, then the Trustee shall determine the applicable Maximum Auction Rate, All Hold Rate and Non-Payment Rate for each such Interest Period. The Market Agent shall calculate the Index (if the Index is other than the PSA Municipal Swap Index) on each Interest Rate Determination Date and shall notify the Trustee and the Auction Agent of the Index prior to 9:30 a.m., eastern time, on each Interest Rate Determination Date. If the ownership of the Auction Rate Notes is no longer maintained in Book-entry Form by the Securities Depository, the Trustee shall calculate the applicable Maximum Auction Rate on the Business Day immediately preceding the first day of each Interest Period after the delivery of certificates representing the Auction Rate Notes pursuant to the Indenture. If a Payment Default shall have occurred, the Trustee shall calculate the Non-Payment Rate on the Interest Rate Determination Date for (i) each Interest Period commencing after the occurrence and during the continuance of such Payment Default and (ii) any Interest Period commencing less than two Business Days after the cure of any Payment Default. The determination by the Trustee or the Auction Agent, as the case may be, of the applicable Maximum Auction Rate, All Hold Rate and Non-Payment Rate shall (in the absence of manifest error) be final and binding upon all parties. If calculated or determined by the Auction Agent, the Auction Agent shall promptly advise the Trustee of the applicable Maximum Auction Rate and All Hold Rate. The determination by the Market Agent of the Index shall (in the absence of manifest error) be final and binding upon all parties.

               If the Federal Reserve Bank of New York does not make available its 30-day commercial paper rate for purposes of determining the "AA" Composite Commercial Paper Rate, the Auction Agent shall notify the Trustee of such fact and the Trustee shall thereupon request that an Authorized Officer promptly appoint at least two Commercial Paper Dealers (in addition to Salomon Smith Barney Inc.) to provide commercial paper quotes for purposes of determining the "AA" Composite Commercial Paper Rate. Pending appointment of both such additional Commercial Paper Dealers, Salomon Smith Barney Inc. and any other Commercial Paper Dealer appointed and serving as such shall provide the required quotations, and such quotations shall be used for purposes of this Appendix A. Salomon Smith Barney Inc. is hereby appointed as a Commercial Paper Dealer to provide commercial paper quotes for purposes of determining the "AA" Composite Commercial Paper Rate as provided above.

               (d)    Notification of Rates, Amounts and Payment Dates.

                      (i) By 12:00  noon,  eastern  time,  on the  Business  Day following each Regular Record Date, the Trustee shall determine the aggregate amounts of interest distributable on the next succeeding Interest Payment Date to the beneficial owners of Auction Rate Notes.

                      (ii) At least  four  days  prior to any  Interest  Payment
               Date, the Trustee shall:

                             (A) confirm with the Auction  Agent,  so long as no
                      Payment Default has occurred and is continuing and the ownership of the Auction Rate Notes is maintained in Book-entry Form by the Securities Depository, (1) the date of such next Interest Payment Date and (2) the amount payable to the Auction Agent on the Auction Date pursuant to Section 2.02(b)(ii) hereof;

                             (B) pursuant to Section 2.01 hereof, advise the Registered Owners of a Class or Subclass of Auction Rate Notes of any Carry-over Amount accruing on such Auction Rate Notes; and

                             (C) advise the  Securities  Depository,  so long as
                      the ownership of the Auction Rate Notes is maintained in Book-entry Form by the Securities Depository, upon request, of the aggregate amount of interest distributable on such next Interest Payment Date to the beneficial owners of each Class or Subclass of the Auction Rate Notes.

               If any day scheduled to be an Interest Payment Date shall be changed after the Trustee shall have given the notice or confirmation referred to in clause (i) of the preceding sentence, the Trustee shall, not later than 11:15 a.m., eastern time, on the Business Day next preceding the earlier of the new Interest Payment Date or the old Interest Payment Date, by such means as the Trustee deems practicable, give notice of such change to the Auction Agent, so long as no Payment Default has occurred and is continuing and the ownership of the Auction Rate Notes is maintained in Book-entry Form by the Securities Depository.

               (e)    Auction Agent.

                      (i) Bankers Trust  Company is hereby  appointed as Initial
               Auction Agent to serve as agent for the Issuer in connection with Auctions. The Trustee and the Issuer will, and the Trustee is hereby directed to, enter into the Initial Auction Agent Agreement with Bankers Trust Company, as the Initial Auction Agent. Any Substitute Auction Agent shall be (A) a bank, national banking association or trust company duly organized under the laws of the United States of America or any state or territory thereof having its principal place of business in the Borough of Manhattan, New York, or such other location as approved by the Trustee in writing and having a combined capital stock or surplus of at least $50,000,000, or (B) a member of the National Association of Securities Dealers, Inc., having a capitalization of at least $50,000,000, and, in either case, authorized by law to perform all the duties imposed upon it hereunder and under the Auction Agent Agreement. The Auction Agent may at any time resign and be discharged of the duties and obligations created by this Appendix A by giving at least 90 days' notice to the Trustee, the Market Agent and the Issuer. The Auction Agent may be removed at any time by the Trustee upon the written direction of an Authorized Officer or the Registered Owners of 51% of the
               aggregate principal amount of the Auction Rate Notes then Outstanding, and if by such Registered Owners, by an instrument signed by such Registered Owners or their attorneys and filed with the Auction Agent, the Issuer and the Trustee upon at least 90 days' written notice. Neither resignation nor removal of the Auction Agent pursuant to the preceding two sentences shall be effective until and unless a Substitute Auction Agent has been appointed and has accepted such appointment. If required by the Issuer, a Substitute Auction Agent Agreement shall be entered into with a Substitute Auction Agent. Notwithstanding the foregoing, the Auction Agent may terminate the Auction Agent Agreement if, within 25 days after notifying the Trustee, the Market Agent and the Issuer in writing that it has not received payment of any Auction Agent Fee due it in accordance with the terms of the Auction Agent Agreement, the Auction Agent does not receive such payment.

                      (ii) If the Auction Agent shall resign or be removed or be dissolved, or if the property or affairs of the Auction Agent shall be taken under the control of any state or federal court or administrative body because of bankruptcy or insolvency, or for any other reason, the Trustee at the direction of an Authorized Officer, shall use its best efforts to appoint a Substitute Auction Agent.

                      (iii) The Auction  Agent is acting as agent for the Issuer in connection with Auctions. In the absence of bad faith, negligent failure to act or negligence on its part, the Auction Agent shall not be liable for any action taken, suffered or omitted or any error of judgment made by it in the performance of its duties under the Auction Agent Agreement and shall not be liable for any error of judgment made in good faith unless the Auction Agent shall have been negligent in ascertaining (or failing to ascertain) the pertinent facts.

               (f)    Broker-Dealers.

                      (i) The  Auction  Agent will  enter  into a  Broker-Dealer
               Agreement with Salomon Smith Barney Inc., as the initial Broker-Dealer. An Authorized Officer may, from time to time, approve one or more additional persons to serve as Broker-Dealers under Broker-Dealer Agreements and shall be responsible for providing such Broker-Dealer Agreements to the Trustee and the Auction Agent, provided, however that while Salomon Smith Barney Inc. is serving as a Broker-Dealer, Salomon Smith Barney Inc. shall have the right to consent to the approval of any additional Broker-Dealers, which consent will not be unreasonably withheld.

                      (ii) Any  Broker-Dealer may be removed at any time, at the request of an Authorized Officer, but there shall, at all times, be at least one Broker-Dealer appointed and acting as such.

               (g) Changes in Auction Period or Periods and Certain Percentages.

                      (i) While any of the Auction  Rate Notes are  Outstanding,
               the Issuer may, from time to time, change the length of one or more Auction Periods (an "Auction Period Adjustment"), in order to conform with then current market practice with respect to similar securities or to accommodate economic and financial factors that may affect or be relevant to the length of the Auction Period and the interest rate borne by the Auction Rate Notes. The Issuer shall not initiate an Auction Period Adjustment unless it shall have received the written consent of the Market Agent, which consent shall not be unreasonably withheld, not later than nine days prior to the Auction Date for such Auction Period. The Issuer shall initiate the Auction Period Adjustment by giving written notice by Issuer Order to the Trustee, the Auction Agent, the Market Agent, each Rating Agency and the Securities Depository in substantially the form of, or containing substantially the information contained in, Exhibit E attached hereto at least 10 days prior to the Auction Date for such Auction Period.

                      (ii) Any such adjusted Auction Period shall not be less than 7 days nor more than 366 days.

                      (iii) An Auction Period  Adjustment shall take effect only if (A) the Trustee and the Auction Agent receive, by 11:00 a.m., eastern time, on the Business Day before the Auction Date for the first such Auction Period, an Issuer Certificate in substantially the form attached as, or containing substantially the same information contained in, Exhibit F attached hereto, authorizing the Auction Period Adjustment specified in such certificate along with a copy of the written consent of the Market Agent and, (B) Sufficient Bids exist as of the Auction on the Auction Date for such first Auction Period. If the condition referred to in (A) above is not met, the applicable Auction Note Interest Rate for the next Auction Period shall be determined pursuant to the above provisions of this Section 2.02 and the Auction Period shall be the Auction Period determined without reference to the proposed change. If the condition referred to in (A) is met but the condition referred in (B) above is not met, the applicable Auction Note Interest Rate for the next Auction Period shall be the applicable Maximum Auction Rate and the Auction Period shall be the Auction Period determined without reference to the proposed change.

                      In  connection  with any Auction  Period  Adjustment,  the
               Auction Agent shall provide such further notice to such parties as is specified in Section 2.03 of the Auction Agent Agreement.

               (h) Changes in the Auction Date. The Market Agent, with the written consent of an Authorized Officer and, if applicable, upon receipt of the opinion of Note Counsel as required below, may specify an earlier Auction Date (but in no event more than five Business Days earlier) than the Auction Date that would otherwise be determined in accordance with the definition of "Auction Date" in Section 1.01 of this Appendix A with respect to one or more specified Auction Periods in order to conform with then current market practice with respect to similar securities or to accommodate economic and financial factors that may affect or be relevant to the day of the week constituting an Auction Date and the interest rate borne on the Auction Rate Notes. The Market Agent shall deliver a written request for consent to such change in the length of the Auction Date to the Issuer at least 14 days prior to the effective date of such change. If the Issuer shall have delivered such written consent to the Market Agent, the Market Agent shall provide notice of its determination to specify an earlier Auction Date for one or more Auction Periods by means of a written notice delivered at least 10 days prior to the proposed changed Auction Date to the Trustee, the Auction Agent, the Issuer, each Rating Agency and the Securities Depository. Such notice shall be substantially in the form of, or contain substantially the information contained in, Exhibit G attached hereto.

               In connection with any change described in this Section 2.02(h), the Auction Agent shall provide such further notice to such parties as is specified in Section 2.03 of the Auction Agent Agreement.

        Section 2.03. Additional Provisions Regarding the Interest Rates on the Auction Rate Notes. The determination of a Variable Rate by the Auction Agent or any other Person pursuant to the provisions of the applicable Section of this
Article II shall be conclusive and binding on the Registered Owners of the Auction Rate Notes to which such Variable Rate applies, and the Issuer and the Trustee may rely thereon for all purposes.

        In no event shall the cumulative amount of interest paid or payable on the Auction Rate Notes (including interest calculated as provided herein, plus any other amounts that constitute interest on the Auction Rate Notes under applicable law, which are contracted for, charged, reserved, taken or received pursuant to the Auction Rate Notes or related documents) calculated from the Date of Closing of the Auction Rate Notes through any subsequent day during the term of the Auction Rate Notes or otherwise prior to payment in full of the Auction Rate Notes exceed the amount permitted by applicable law. If the applicable law is ever judicially interpreted so as to render usurious any amount called for under the Auction Rate Notes or related documents or otherwise contracted for, charged, reserved, taken or received in connection with the Auction Rate Notes, or if the redemption or acceleration of the maturity of the Auction Rate Notes results in payment to or receipt by the Registered Owner or any former Registered Owner of the Auction Rate Notes of any interest in excess of that permitted by applicable law, then, notwithstanding any provision of the Auction Rate Notes or related documents to the contrary, all excess amounts theretofore paid or received with respect to the Auction Rate Notes shall be credited on the principal balance of the Auction Rate Notes (or, if the Auction Rate Notes have been paid or would thereby be paid in full, refunded by the recipient thereof), and the provisions of the Auction Rate Notes and related documents shall automatically and immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for under the Auction Rate Notes and under the related documents.

        Section 2.04. Qualifications of Market Agent. The Issuer hereby directs the Trustee to appoint Salomon Smith Barney Inc. as the Market Agent. The Market Agent shall be a member of the National Association of Securities Dealers, Inc., have a capitalization of at least $50,000,000 and be authorized by law to perform all the duties imposed upon it by this Appendix A. The Market Agent may resign and be discharged of the duties and obligations created by this Appendix A by giving at least 30 days notice to the Issuer and the Trustee, provided that such resignation shall not be effective until the appointment of a successor market agent by the Issuer and the acceptance of such appointment by such successor market agent. The Market Agent may be replaced at the direction of the Issuer, by an instrument signed by an Authorized Officer, filed with the Market Agent and the Trustee at least 30 days before the effective date of such replacement, provided that such replacement shall not be effective until the appointment of a successor market agent by the Issuer and the acceptance of such appointment by such successor market agent.

        In the event that the Market Agent shall be removed or be dissolved, or if the property or affairs of the Market Agent shall be taken under the control of any state or federal court or administrative body because of bankruptcy or insolvency, or for any other reason, and there is no Market Agent and the Issuer shall not have appointed its successor as Market Agent, the Trustee, notwithstanding the provisions of the first paragraph of this Section, shall be deemed to be the Market Agent for all purposes of this Appendix A until the appointment by the Issuer of the successor Market Agent. Nothing in this Section shall be construed as conferring on the Trustee additional duties other than as set forth herein.

                                   EXHIBIT A-1
                      FORM OF CLASS 1998A-7, CLASS 1998A-8
                    AND CLASS 1998A-9 SENIOR FIXED RATE NOTES


        EXCEPT AS OTHERWISE PROVIDED IN THE INDENTURE, THIS GLOBAL NOTE MAY BE TRANSFERRED, IN WHOLE BUT NOT IN PART, ONLY TO ANOTHER NOMINEE OF THE SECURITIES DEPOSITORY (AS DEFINED HEREIN) OR TO A SUCCESSOR SECURITIES DEPOSITORY OR TO A NOMINEE OF A SUCCESSOR SECURITIES DEPOSITORY.


                        UNION FINANCIAL SERVICES-1, INC.
                     TAXABLE STUDENT LOAN ASSET-BACKED NOTE
                         SENIOR CLASS 1998A-[7] [8] [9]
                                   FIXED RATE

REGISTERED NO. R-__                                     REGISTERED $125,000,000

     Maturity Date         Interest Rate      Original Issue Date      CUSIP No.
   _________, 2005            _______%         December 22, 1998          906619

PRINCIPAL SUM: ONE HUNDRED  TWENTY-FIVE  MILLION AND 00/100  DOLLARS  REGISTERED
OWNER: CEDE & CO.

        UNION FINANCIAL SERVICES-1, INC., a corporation organized under the corporation laws of the State of Nevada (the "Issuer," which term includes any successor corporation under the Second Amended and Restated Indenture of Trust, dated as of November 1, 1996 (as amended, the "Original Indenture") and the Series 1998 Supplemental Indenture of Trust dated as of December 15, 1998 (as amended, the "Series 1998 Supplemental Indenture," and together with the Original Indenture, the "Indenture"), each between the Issuer and Zions First National Bank, as successor trustee (the "Trustee," which term includes any successor trustee under the Indenture)) for value received, hereby promises to pay to the Registered Owner (stated above) or registered assigns, the Principal Sum of (stated above), but solely from the revenues and receipts hereinafter specified and not otherwise, on the Maturity Date specified above (subject to the right of prior redemption hereinafter described), upon presentation and surrender of this note at the Principal Office of the Trustee, as paying agent, trustee, authenticating agent and registrar for the Notes, or a duly appointed successor paying agent, and to pay interest in arrears on said Principal Sum, but solely from the revenues and receipts hereinafter specified and not otherwise, to the Registered Owner hereof from the most recent Interest Payment Date to which interest has been paid hereon, until the payment of said principal sum in full.

        Any capitalized words and terms used as defined words and terms in this note and not otherwise defined herein shall have the meanings given them in the Indenture.

        This note shall bear interest at rate shown above, computed on the basis of a 360-day year of twelve 30-day months. Interest on this note shall be payable on the first Business Day of each month.

        The principal of and interest on this note are payable in lawful money of the United States of America. If the specified date for any payment of principal or interest accrued to such specified date shall be a day other than a Business Day then such payment may be made on the next succeeding Business Day, with the same force and effect as if made on the specified date for such payment without additional interest.

        This note is one of a series of notes of the Issuer designated Taxable Student Loan Asset-Backed Notes, Senior Class 1998A-[7][8][9] Fixed Rate, dated December 15, 1998, in the aggregate original principal amount of $125,000,000 (the "Class 1998A-[7][8][9] Notes") which have been authorized by the Issuer under a certain resolution, and issued by the Issuer pursuant to the Indenture. The following notes of the Issuer are being issued simultaneously with the Class 1998A-[7][8][9] Notes or currently remain Outstanding under the Indenture:
$48,300,000 of its Taxable Student Loan Asset-Backed Notes, Senior Class 1996A-1 Auction Rate Securities (ARSSM) (the "Class 1996A-1 Notes"), $48,300,000 of its Taxable Student Loan Asset-Backed Notes, Senior Class 1996A-2 Auction Rate Securities (ARSSM) (the "Class 1996A-2 Notes"), $73,700,000 of its Taxable Student Loan Asset-Backed Notes, Senior Class 1996A-3 Auction Rate Securities (ARSSM) (the "Class 1996A-3 Notes"), $54,300,000 of its Taxable Student Loan Asset-Backed Notes, Senior Class 1996A-4 Auction Rate Securities (ARSSM) (the "Class 1996A-4 Notes"), $225,000,000 of its Taxable Student Loan Asset-Backed Notes, Senior Class 1996A-5 Treasury Rate (the "Class 1996A-5 Notes"), $75,500,000 of its Taxable Student Loan Asset-Backed Notes, Senior Class 1996A-6 Auction Rate Securities (ARSSM) (the "Class 1996A-6 Notes"), $125,000,000 of its Taxable Student Loan Asset-Backed Notes, Senior Class 1998A-[7][8][9] Fixed Rate (the "Class 1998A-[7][8][9] Notes"), $125,000,000 of its Taxable Student Loan Asset-Backed Notes, Senior Class 1998A-[7][8][9] Fixed Rate (the "Class 1998A-[7][8][9] Notes"), $100,000,000 of its Taxable Student Loan Asset-Backed Notes, Senior Class 1998A-10 Auction Rate Securities (ARSSM) (the "Class 1998A-10 Notes"), $100,000,000 of its Taxable Student Loan Asset-Backed Notes, Senior Class 1998A-11 Auction Rate Securities (ARSSM) (the "Class 1998A-11 Notes"), $100,000,000 of its Taxable Student Loan Asset-Backed Notes, Senior Class 1998A-12 Auction Rate Securities (ARSSM) (the "Class 1998A-12 Notes"), $15,600,000 of its Taxable Student Loan Asset-Backed Notes, Subordinate Class 1996B-3 LIBOR Rate (the "Class 1996B-3 Notes"), $30,800,000 of its Taxable Student Loan Asset-Backed Notes, Subordinate Class 1997B-4 LIBOR Rate (the "Class 1997B-4 Notes") and $70,000,000 of its Taxable Student Loan Asset-Backed Notes, Subordinate Class 1998B-5 Auction Rate Securities (ARSSM) (the "Class 1998B-5 Notes"). The Class 1996A-1 Notes, the Class 1996A-2 Notes, the Class
1996A-3  Notes,  the Class 1996A-4  Notes,  the Class 1996A-5  Notes,  the Class
1996A-6 Notes, the Class 1998A-7 Notes, the Class 1998A-8 Notes, the Class 1998A-9 Notes, the Class 1998A-10 Notes, the Class 1998A-11 Notes and the Class 1998A-12 Notes are collectively referred to herein as the "Class A Notes." The Class 1996B-3 Notes, the Class 1997B-4 Notes and the Class 1998B-5 Notes are collectively referred to herein as the "Class B Notes." The proceeds of such notes have been used by the Issuer, together with other moneys of the Issuer, for the purpose of providing funds to finance the acquisition of student loans, fund a reserve fund and to pay certain costs and expenses in connection with the issuance of such notes. The Indenture provides for the issuance of additional notes (the "Additional Notes") which may be secured on a parity with or subordinate to the Class A Notes or the Class B Notes as determined by the Issuer. The Class A Notes, the Class B Notes and any Additional Notes are collectively referred to herein as the "Notes."

                                A-1-2

        Mandatory Redemption and Optional Redemption. This note is subject to mandatory redemption and optional redemption, all as described in the Indenture.

        Optional Purchase. The Issuer may purchase or cause to be purchased all of the Notes on any Interest Payment Date on which the aggregate current principal balance of the Notes shall be less than or equal to 10% of the initial aggregate principal balance of the Notes on the Date of Issuance, at a purchase price equal to the aggregate current principal balance of such Notes, plus accrued interest on the Notes through the day preceding the Interest Payment Date on which the purchase occurs.

        Notice of Redemption or Purchase. Notice of the call for redemption shall be given by the Trustee by mailing a copy of the notice at least 15 days prior to the redemption or purchase date to the Registered Owners of the Notes to be redeemed in whole or in part at the address of such Registered Owner last showing on the registration books. Failure to give such notice or any defect therein shall not affect the validity of any proceedings for the redemption or purchase of such Auction Rate Notes for which no such failure or defect occurs. All Notes called for redemption or purchase will cease to bear interest after the specified redemption or purchase date, provided funds for their payment are on deposit at the place of payment at the time. If less than all Notes are to be redeemed or purchased, Notes shall be selected for redemption or purchase as provided in the Indenture.

        Swap Agreements. The Indenture provides that the Issuer may enter into an interest rate swap or basis agreement between the Issuer and a swap provider (a "Swap Counterparty"), as originally executed and as amended or supplemented, or other interest rate hedge agreement between the Issuer and a Swap Counterparty, as originally executed and as amended or supplemented, in each case approved in writing by the Rating Agency, for the purpose of converting in whole or in part the Issuer's variable interest rate liability on all or a portion of the Notes bearing interest at a variable rate issued on a parity therewith to a fixed rate liability or for the purpose of converting in whole or in part the Issuer's fixed interest rate liability on all or a portion of any Additional Notes bearing interest at a fixed rate issued on a parity therewith to a variable rate liability. Payments due to a Swap Counterparty from the Issuer pursuant to the applicable Swap Agreement (including, but not limited to, payments in respect of an Early Termination Date, as defined in the applicable Swap Agreement) are referred to herein as "Issuer Swap Payments."


                                     A-1-3

        The principal of and interest on the Class A Notes and any Additional Notes issued on a parity with the Class A Notes and any Issuer Swap Payments secured on a parity with the Class A Notes are payable on a superior basis to such payments on the Class B Notes and any Additional Notes issued on a parity or subordinate to the Class B Notes; provided, however, that current principal and interest may be paid on the Class B Notes and any Additional Notes issued on a parity with the Class B Notes or subordinate to the Class B Notes if all principal and interest payments due and owing at such time on the Class A Notes and any Additional Notes issued on a parity with the Class A Notes and any Issuer Swap Payments secured on a parity with the Class A Notes have been previously made or provided for as provided in the Indenture.

        Reference is hereby made to the Indenture, copies of which are on file in the Principal Office of the Trustee, and to all of the provisions of which any Registered Owner of this note by his acceptance hereof hereby assents, for definitions of terms; the description of and the nature and extent of the security for the Notes; the Issuer's student loan origination and acquisition program; the revenues and other money pledged to the payment of the principal of and interest on the Notes; the nature and extent and manner of enforcement of the pledge; the conditions upon which the Indenture may be amended or supplemented with or without the consent of the Registered Owners of the Notes and any Swap Counterparty; the rights and remedies of the Registered Owner hereof with respect hereto and thereto, including the limitations upon the right of a Registered Owner hereof to institute any suit, action, or proceeding in equity or at law with respect hereto and thereto; the rights, duties, and obligations of the Issuer and the Trustee thereunder; the terms and provisions upon which the liens, pledges, charges, trusts, and covenants made therein may be discharged at or prior to the stated maturity or earlier redemption of this note, and this note thereafter shall no longer be secured by the Indenture or be deemed to be Outstanding, as defined in the Indenture, thereunder; and for the other terms and provisions thereof.

        THE NOTES ARE LIMITED OBLIGATIONS OF THE ISSUER, PAYABLE SOLELY FROM, AND FURTHER SECURED BY, THE TRUST ESTATE, AS DEFINED IN THE INDENTURE.

        No recourse, either directly or indirectly, shall be had for the payment of the principal of and interest on this note or any claim based hereon or in respect hereof or of the Indenture, against the Trustee, or any incorporator, director, officer, employee, or agent of the Issuer, nor against the State of Nevada, or any official thereof, but the obligation to pay all amounts required by the Indenture securing this note and the obligation to do and perform the covenants and acts required of the Issuer therein and herein shall be and remain the responsibility and obligation of said Issuer, limited as herein set forth.

        Subject to the restrictions specified in the Indenture, this note is transferable on the Note Register kept for that purpose by the Trustee, as registrar, upon surrender of this note for transfer at the principal office of the Trustee, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Registered Owner hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of the same series, Stated Maturity, of authorized denominations, bearing interest at the same rate, and for the same aggregate principal amount will be issued to the designated transferee or transferees. At the option of the Registered Owner, any Note may be exchanged for other Notes in authorized denominations upon surrender of the Note to be exchanged at the principal office of the Trustee. Upon any such presentation for exchange, one or more new Notes of the same series, Stated Maturity, in authorized denominations, bearing interest at the same rate, and for the same aggregate principal amount as the Note or Notes so surrendered will be issued to the Registered Owner of the Note or Notes so surrendered; and the Note or Notes so surrendered shall thereupon be cancelled by the Trustee.


                                     A-1-4

        Notwithstanding the foregoing, so long as the ownership of the Notes is maintained in book-entry form by The Depository Trust Company (the "Securities Depository") or a nominee thereof, this note may be transferred in whole but not in part only to the Securities Depository or a nominee thereof or to a successor Securities Depository or its nominee.

        The Issuer, the Trustee, and any agent of either of them shall treat the Person in whose name this note is registered as the Registered Owner hereof (a) on the record date for purposes of receiving timely payment of interest hereon, and (b) on the date of surrender of this note for purposes of receiving payment of principal hereof at its stated maturity and (c) for all other purposes, whether or not this note is overdue, and neither the Issuer, the Trustee, nor any such agent shall be affected by notice to the contrary.

        To the extent permitted by the Indenture, modifications or alterations of the Indenture and any supplemental indenture may be made with the consent of less than all of the Registered Owners of the Notes then outstanding or without the consent of any of such Registered Owners (by reason of a change in the Act or Regulation or to cure ambiguities or conflicts), but such modification or alteration is not permitted to affect the maturity date, Stated Maturity, amount, Interest Payment Date, or rate of interest on any outstanding Notes or affect the rights of the Registered Owners of less than all of the Notes outstanding.

        The Registered Owner hereof shall not have the right to demand payment of this note or any interest hereon out of funds raised or to be raised by taxation.

        Any capitalized term used herein and not otherwise defined herein shall have the same meaning ascribed to such term in the herein defined Indenture unless the context shall clearly indicate otherwise.

        It is hereby certified and recited that all acts and things required by the laws of the State of Nevada to happen, exist, and be performed precedent to and in the issuance of this note, and the passage of said resolution and the execution of said Indenture, have happened, exist and have been performed as so required.

                                     A-1-5

        IN TESTIMONY WHEREOF, the Board of Directors of UNION FINANCIAL SERVICES-1, INC. has caused the seal of the Issuer to be impressed or a facsimile thereof to be printed hereon, and this note to be executed by the President and Secretary of the Issuer all as of the Original Issue Date.

[SEAL]                                      UNION FINANCIAL SERVICES-1, INC.



                                            By_____________________________
                                               President



                                            By _____________________________
                                               Secretary

                                     A-1-6

                          CERTIFICATE OF AUTHENTICATION

        This note is one of the Class 1998A-__ Notes designated therein and described in the within-mentioned Indenture.

                                     ZIONS FIRST NATIONAL BANK, as Trustee



                                     By _____________________________
                                        Authorized Signatory

Authentication Date:



                                     A-1-7

                                   ASSIGNMENT

        FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto __________ (Social Security or other identifying number __________) the within note and all rights thereunder and hereby irrevocably appoints __________ attorney to transfer the within note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: ________________________  SIGNED:_____________________________
                                NOTICE: The signature on this Assignment must correspond with the name of the Registered Owner as it appears on the face of the within note in every particular.


Signature Guaranteed by:



A Member of The New York Stock
Exchange or a State or National
Bank


                                     A-1-8

                                   EXHIBIT A-2

                     FORM OF CLASS 1998A-10, CLASS 1998A-11
                     AND CLASS 1998A-12 SENIOR (ARSSM) NOTES


        EXCEPT AS OTHERWISE PROVIDED IN THE INDENTURE, THIS GLOBAL NOTE MAY BE TRANSFERRED, IN WHOLE BUT NOT IN PART, ONLY TO ANOTHER NOMINEE OF THE SECURITIES DEPOSITORY (AS DEFINED HEREIN) OR TO A SUCCESSOR SECURITIES DEPOSITORY OR TO A NOMINEE OF A SUCCESSOR SECURITIES DEPOSITORY.


                        UNION FINANCIAL SERVICES-1, INC.
                     TAXABLE STUDENT LOAN ASSET-BACKED NOTE
                        SENIOR CLASS 1998A-[10] [11] [12]
                            AUCTION RATE SECURITIES SM

REGISTERED NO. R-__                                     REGISTERED $100,000,000

  Maturity Date        Interest Rate        Original Issue Date       CUSIP No.

 _________ 1, 2032       Variable            December 22, 1998          906619

PRINCIPAL SUM: ONE HUNDRED MILLION AND 00/100 DOLLARS  REGISTERED  OWNER: CEDE &
CO.

        UNION FINANCIAL SERVICES-1, INC., a corporation organized under the corporation laws of the State of Nevada (the "Issuer," which term includes any successor corporation under the Second Amended and Restated Indenture of Trust, dated as of November 1, 1996 (as amended, the "Original Indenture") and the Series 1998 Supplemental Indenture of Trust dated as of December 15, 1998 (as amended, the "Series 1998 Supplemental Indenture," and together with the Original Indenture, the "Indenture"), each between the Issuer and Zions First National Bank, as successor trustee (the "Trustee," which term includes any successor trustee under the Indenture)) for value received, hereby promises to pay to the Registered Owner (stated above) or registered assigns, the Principal Sum of (stated above), but solely from the revenues and receipts hereinafter specified and not otherwise, on the Maturity Date specified above (subject to the right of prior redemption hereinafter described), upon presentation and surrender of this note at the Principal Office of the Trustee, as paying agent, trustee, authenticating agent and registrar for the Notes, or a duly appointed successor paying agent, and to pay interest in arrears on said Principal Sum, but solely from the revenues and receipts hereinafter specified and not otherwise, to the Registered Owner hereof from the most recent Interest Payment Date to which interest has been paid hereon, until the payment of said principal sum in full.

        Any capitalized words and terms used as defined words and terms in this note and not otherwise defined herein shall have the meanings given them in the Indenture.

        This note shall bear interest at an Auction Rate, all as determined in Appendix A of the Series 1998 Supplemental Indenture.

        The principal of and interest on this note are payable in lawful money of the United States of America. If the specified date for any payment of principal or interest accrued to such specified date shall be a day other than a Business Day then such payment may be made on the next succeeding Business Day, with the same force and effect as if made on the specified date for such payment without additional interest.

        Interest payable on this note shall be computed on the assumption that each year contains 360 days and actual days elapsed.

        This note is one of a series of notes of the Issuer designated Taxable Student Loan Asset-Backed Notes, Senior Class 1998A-[10][11][12] Auction Rate Securities (ARSSM ), dated the Original Issue Date, in the aggregate original principal amount of $100,000,000 (the "Class 1998A-[10][11][12] Notes") which have been authorized by the Issuer under a certain resolution, and issued by the Issuer pursuant to the Indenture. The following notes of the Issuer are being issued simultaneously with the Class 1998A-[10][11][12] Notes or currently remain Outstanding under the Indenture: $48,300,000 of its Taxable Student Loan Asset-Backed Notes, Senior Class 1996A-1 Auction Rate Securities (ARSSM) (the "Class 1996A-1 Notes"), $48,300,000 of its Taxable Student Loan Asset-Backed Notes, Senior Class 1996A-2 Auction Rate Securities (ARSSM) (the "Class 1996A-2 Notes"), $73,700,000 of its Taxable Student Loan Asset-Backed Notes, Senior Class 1996A-3 Auction Rate Securities (ARSSM) (the "Class 1996A-3 Notes"), $54,300,000 of its Taxable Student Loan Asset-Backed Notes, Senior Class 1996A-4 Auction Rate Securities (ARSSM) (the "Class 1996A-4 Notes"), $225,000,000 of its Taxable Student Loan Asset-Backed Notes, Senior Class 1996A-5 Treasury Rate (the "Class 1996A-5 Notes"), $75,500,000 of its Taxable Student Loan Asset-Backed Notes, Senior Class 1996A-6 Auction Rate Securities (ARSSM) (the "Class 1996A-6 Notes"), $125,000,000 of its Taxable Student Loan Asset-Backed Notes, Senior Class 1998A-7 Fixed Rate (the "Class 1998A-7 Notes"), $125,000,000 of its Taxable Student Loan Asset-Backed Notes, Senior Class 1998A-8 Fixed Rate (the "Class 1998A-8 Notes"), $125,000,000 of its Taxable Student Loan Asset-Backed Notes, Senior Class 1998A-9 Fixed Rate (the "Class 1998A-9 Notes"), $100,000,000 of its Taxable Student Loan Asset-Backed Notes, Senior Class 1998A-[10][11][12] Auction Rate Securities (ARSSM) (the "Class 1998A-[10][11][12] Notes"), $100,000,000 of its Taxable Student Loan Asset-Backed Notes, Senior Class 1998A-[10][11][12] Auction Rate Securities (ARSSM) (the "Class 1998A-[10][11][12] Notes"), $15,600,000 of its Taxable Student Loan Asset-Backed Notes, Subordinate Class 1996B-3 LIBOR Rate (the "Class 1996B-3 Notes"),
$30,800,000 of its Taxable Student Loan Asset-Backed Notes, Subordinate Class 1997B-4 LIBOR Rate (the "Class 1997B-4 Notes") and $70,000,000 of its Taxable Student Loan Asset-Backed Notes, Subordinate Class 1998B-5 Auction Rate Securities (ARSSM) (the "Class 1998B-5 Notes"). The Class 1996A-1 Notes, the Class 1996A-2 Notes, the Class 1996A-3 Notes, the Class 1996A-4 Notes, the Class 1996A-5 Notes, the Class 1996A-6 Notes, the Class 1998A-7 Notes, the Class
1998A-8 Notes, the Class 1998A-9 Notes, the Class 1998A-10 Notes, the Class 1998A-11 Notes and the Class 1998A-12 Notes are collectively referred to herein as the "Class A Notes." The Class 1996B-3 Notes, the Class 1997B-4 Notes and the Class 1998B-5 Notes are collectively referred to herein as the "Class B Notes." The proceeds of such notes have been used by the Issuer, together with other moneys of the Issuer, for the purpose of providing funds to finance the acquisition of student loans, fund a reserve fund and to pay certain costs and expenses in connection with the issuance of such notes. The Indenture provides for the issuance of additional notes (the "Additional Notes") which may be secured on a parity with or subordinate to the Class A Notes or the Class B Notes as determined by the Issuer. The Class A Notes, the Class B Notes and any Additional Notes are collectively referred to herein as the "Notes."

                                      A-2-2

        Mandatory Redemption,  Optional Redemption and Extraordinary Redemption.
This  note  is  subject  to  mandatory   redemption,   optional  redemption  and
extraordinary redemption, all as described in the Indenture.

        Optional Purchase. The Issuer may purchase or cause to be purchased all of the Notes on any Interest Payment Date on which the aggregate current principal balance of the Notes shall be less than or equal to 10% of the initial aggregate principal balance of the Notes on the Date of Issuance, at a purchase price equal to the aggregate current principal balance of such Notes, plus accrued interest on the Notes through the day preceding the Interest Payment Date on which the purchase occurs.

        Notice of Redemption or Purchase. Notice of the call for redemption shall be given by the Trustee by mailing a copy of the notice at least 15 days prior to the redemption or purchase date to the Registered Owners of the Notes to be redeemed in whole or in part at the address of such Registered Owner last showing on the registration books. Failure to give such notice or any defect therein shall not affect the validity of any proceedings for the redemption or purchase of such Auction Rate Notes for which no such failure or defect occurs. All Notes called for redemption or purchase will cease to bear interest after the specified redemption or purchase date, provided funds for their payment are on deposit at the place of payment at the time. If less than all Notes are to be redeemed or purchased, Notes shall be selected for redemption or purchase as provided in the Indenture.

        Swap Agreements. The Indenture provides that the Issuer may enter into an interest rate swap or basis agreement between the Issuer and a swap provider (a "Swap Counterparty"), as originally executed and as amended or supplemented, or other interest rate hedge agreement between the Issuer and a Swap Counterparty, as originally executed and as amended or supplemented, in each case approved in writing by the Rating Agency, for the purpose of converting in whole or in part the Issuer's variable interest rate liability on all or a portion of the Notes bearing interest at a variable rate issued on a parity therewith to a fixed rate liability or for the purpose of converting in whole or in part the Issuer's fixed interest rate liability on all or a portion of any Additional Notes bearing interest at a fixed rate issued on a parity therewith to a variable rate liability. Payments due to a Swap Counterparty from the Issuer pursuant to the applicable Swap Agreement (including, but not limited to, payments in respect of an Early Termination Date, as defined in the applicable Swap Agreement) are referred to herein as "Issuer Swap Payments."


                                      A-2-3

        The principal of and interest on the Class A Notes and any Additional Notes issued on a parity with the Class A Notes and any Issuer Swap Payments secured on a parity with the Class A Notes are payable on a superior basis to such payments on the Class B Notes and any Additional Notes issued on a parity or subordinate to the Class B Notes; provided, however, that current principal and interest may be paid on the Class B Notes and any Additional Notes issued on a parity with the Class B Notes or subordinate to the Class B Notes if all principal and interest payments due and owing at such time on the Class A Notes and any Additional Notes issued on a parity with the Class A Notes and any Issuer Swap Payments secured on a parity with the Class A Notes have been previously made or provided for as provided in the Indenture.

        Reference is hereby made to the Indenture, copies of which are on file in the Principal Office of the Trustee, and to all of the provisions of which any Registered Owner of this note by his acceptance hereof hereby assents, for definitions of terms; the description of and the nature and extent of the security for the Notes; the Issuer's student loan origination and acquisition program; the revenues and other money pledged to the payment of the principal of and interest on the Notes; the nature and extent and manner of enforcement of the pledge; the conditions upon which the Indenture may be amended or supplemented with or without the consent of the Registered Owners of the Notes and any Swap Counterparty; the rights and remedies of the Registered Owner hereof with respect hereto and thereto, including the limitations upon the right of a Registered Owner hereof to institute any suit, action, or proceeding in equity or at law with respect hereto and thereto; the rights, duties, and obligations of the Issuer and the Trustee thereunder; the terms and provisions upon which the liens, pledges, charges, trusts, and covenants made therein may be discharged at or prior to the stated maturity or earlier redemption of this note, and this note thereafter shall no longer be secured by the Indenture or be deemed to be Outstanding, as defined in the Indenture, thereunder; and for the other terms and provisions thereof.

        THE NOTES ARE LIMITED OBLIGATIONS OF THE ISSUER, PAYABLE SOLELY FROM, AND FURTHER SECURED BY, THE TRUST ESTATE, AS DEFINED IN THE INDENTURE.

        No recourse, either directly or indirectly, shall be had for the payment of the principal of and interest on this note or any claim based hereon or in respect hereof or of the Indenture, against the Trustee, or any incorporator, director, officer, employee, or agent of the Issuer, nor against the State of Nevada, or any official thereof, but the obligation to pay all amounts required by the Indenture securing this note and the obligation to do and perform the covenants and acts required of the Issuer therein and herein shall be and remain the responsibility and obligation of said Issuer, limited as herein set forth.


                                      A-2-4

        Subject to the restrictions specified in the Indenture, this note is transferable on the Note Register kept for that purpose by the Trustee, as registrar, upon surrender of this note for transfer at the principal office of the Trustee, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Registered Owner hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of the same series, Stated Maturity, of authorized denominations, bearing interest at the same rate, and for the same aggregate principal amount will be issued to the designated transferee or transferees. At the option of the Registered Owner, any Note may be exchanged for other Notes in authorized denominations upon surrender of the Note to be exchanged at the principal office of the Trustee. Upon any such presentation for exchange, one or more new Notes of the same series, Stated Maturity, in authorized denominations, bearing interest at the same rate, and for the same aggregate principal amount as the Note or Notes so surrendered will be issued to the Registered Owner of the Note or Notes so surrendered; and the Note or Notes so surrendered shall thereupon be cancelled by the Trustee.

        Notwithstanding the foregoing, so long as the ownership of the Notes is maintained in book-entry form by The Depository Trust Company (the "Securities Depository") or a nominee thereof, this note may be transferred in whole but not in part only to the Securities Depository or a nominee thereof or to a successor Securities Depository or its nominee.

        The Issuer, the Trustee, and any agent of either of them shall treat the Person in whose name this note is registered as the Registered Owner hereof (a) on the record date for purposes of receiving timely payment of interest hereon, and (b) on the date of surrender of this note for purposes of receiving payment of principal hereof at its stated maturity and (c) for all other purposes, whether or not this note is overdue, and neither the Issuer, the Trustee, nor any such agent shall be affected by notice to the contrary.

        To the extent permitted by the Indenture, modifications or alterations of the Indenture and any supplemental indenture may be made with the consent of less than all of the Registered Owners of the Notes then outstanding or without the consent of any of such Registered Owners (by reason of a change in the Act or Regulation or to cure ambiguities or conflicts), but such modification or alteration is not permitted to affect the maturity date, Stated Maturity, amount, Interest Payment Date, or rate of interest on any outstanding Notes or affect the rights of the Registered Owners of less than all of the Notes outstanding.

        The Registered Owner hereof shall not have the right to demand payment of this note or any interest hereon out of funds raised or to be raised by taxation.

        Any capitalized term used herein and not otherwise defined herein shall have the same meaning ascribed to such term in the herein defined Indenture unless the context shall clearly indicate otherwise.

        It is hereby certified and recited that all acts and things required by the laws of the State of Nevada to happen, exist, and be performed precedent to and in the issuance of this note, and the passage of said resolution and the execution of said Indenture, have happened, exist and have been performed as so required.

                                      A-2-5

        IN TESTIMONY WHEREOF, the Board of Directors of UNION FINANCIAL SERVICES-1, INC. has caused the seal of the Issuer to be impressed or a facsimile thereof to be printed hereon, and this note to be executed by the President and Secretary of the Issuer all as of the Original Issue Date.

[SEAL]                                      UNION FINANCIAL SERVICES-1, INC.



                                            By _____________________________
                                               President



                                            By _____________________________
                                               Secretary

                                      A-2-6

                                         CERTIFICATE OF AUTHENTICATION

        This note is one of the Class 1998A-__ Notes designated therein and described in the within-mentioned Indenture.

                                           ZIONS FIRST NATIONAL BANK, as Trustee



                                           By_____________________________
                                              Authorized Signatory

Authentication Date:



                                      A-2-7

                                   ASSIGNMENT

        FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto __________ (Social Security or other identifying number __________) the within note and all rights thereunder and hereby irrevocably appoints __________ attorney to transfer the within note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:__________________________   SIGNED:_____________________________
                                   NOTICE: The signature on this Assignment must correspond with the name of the Registered Owner as it appears on the face of the within note in every particular.


Signature Guaranteed by:



A Member of The New York Stock
Exchange or a State or National
Bank


                                      A-2-8

                                   EXHIBIT A-3

                  FORM OF CLASS 1998B SUBORDINATE (ARSSM) NOTES


        EXCEPT AS OTHERWISE PROVIDED IN THE INDENTURE, THIS GLOBAL NOTE MAY BE TRANSFERRED, IN WHOLE BUT NOT IN PART, ONLY TO ANOTHER NOMINEE OF THE SECURITIES DEPOSITORY (AS DEFINED HEREIN) OR TO A SUCCESSOR SECURITIES DEPOSITORY OR TO A NOMINEE OF A SUCCESSOR SECURITIES DEPOSITORY.


                        UNION FINANCIAL SERVICES-1, INC.
                     TAXABLE STUDENT LOAN ASSET-BACKED NOTE
                            SUBORDINATE CLASS 1998B-5
                            AUCTION RATE SECURITIES SM

REGISTERED NO. R-1                                        REGISTERED $70,000,000

   Maturity Date:        Interest Rate:       Original Issue          CUSIP No.:
  December 1, 2032         Variable          December 22, 1998       906619 AS 0
PRINCIPAL SUM: SEVENTY MILLION AND 00/100 DOLLARS

REGISTERED OWNER: CEDE & CO.


        UNION FINANCIAL SERVICES-1, INC., a corporation organized under the corporation laws of the State of Nevada (the "Issuer," which term includes any successor corporation under the Second Amended and Restated Indenture of Trust dated as of November 1, 1996 (as amended, the "Original Indenture") and the Series 1998 Supplemental Indenture of Trust dated as of December 15, 1998 (as amended, the "Series 1998 Supplemental Indenture," and together with the Original Indenture, the "Indenture"), each between the Issuer and Zions First National Bank, as successor trustee (the "Trustee," which term includes any successor trustee under the Indenture)), for value received, hereby promises to pay to the Registered Owner (stated above) or registered assigns, the Principal Sum of (stated above), but solely from the revenues and receipts hereinafter specified and not otherwise, on the Maturity Date specified above (subject to the right of prior redemption hereinafter described), upon presentation and surrender of this note at the Principal Office of the Trustee, as paying agent, trustee, authenticating agent and registrar for the Notes, or a duly appointed successor paying agent, and to pay interest in arrears on said Principal Sum, but solely from the revenues and receipts hereinafter specified and not otherwise, to the Registered Owner hereof from the most recent Interest Payment Date to which interest has been paid hereon, until the payment of said principal sum in full.

        Any capitalized words and terms used as defined words and terms in this note and not otherwise defined herein shall have the meanings given them in the Indenture.

        This note shall bear interest at an Auction Rate, all as determined in Appendix A of the Series 1998 Supplemental Indenture.

        The principal of and interest on this note are payable in lawful money of the United States of America. If the specified date for any payment of principal or interest accrued to such specified date shall be a day other than a Business Day then such payment may be made on the next succeeding Business Day, with the same force and effect as if made on the specified date for such payment without additional interest.

        Interest payable on this note shall be computed on the assumption that each year contains 360 days and actual days elapsed.

        This note is one of a series of notes of the Issuer designated Taxable Student Loan Asset-Backed Notes, Subordinate Class 1998B-5 Auction Rate Securities, dated the Original Issue Date, in the aggregate original principal amount of $70,000,000 (the "Class 1998B-5 Notes") which have been authorized by the Issuer under a certain resolution, and issued by the Issuer pursuant to the Indenture. The following notes of the Issuer are being issued simultaneously with the Class 1998B-5 Notes or currently remain Outstanding under the
Indenture: $48,300,000 of its Taxable Student Loan Asset-Backed Notes, Senior Class 1996A-1 Auction Rate Securities (ARSSM) (the "Class 1996A-1 Notes"), $48,300,000 of its Taxable Student Loan Asset-Backed Notes, Senior Class 1996A-2 Auction Rate Securities (ARSSM) (the "Class 1996A-2 Notes"), $73,700,000 of its Taxable Student Loan Asset-Backed Notes, Senior Class 1996A-3 Auction Rate Securities (ARSSM) (the "Class 1996A-3 Notes"), $54,300,000 of its Taxable Student Loan Asset-Backed Notes, Senior Class 1996A-4 Auction Rate Securities (ARSSM) (the "Class 1996A-4 Notes"), $225,000,000 of its Taxable Student Loan Asset-Backed Notes, Senior Class 1996A-5 Treasury Rate (the "Class 1996A-5 Notes"), $75,500,000 of its Taxable Student Loan Asset-Backed Notes, Senior Class 1996A-6 Auction Rate Securities (ARSSM) (the "Class 1996A-6 Notes"), $125,000,000 of its Taxable Student Loan Asset-Backed Notes, Senior Class 1998A-7 Fixed Rate (the "Class 1998A-7 Notes"), $125,000,000 of its Taxable Student Loan Asset-Backed Notes, Senior Class 1998A-8 Fixed Rate (the "Class 1998A-8 Notes"), $125,000,000 of its Taxable Student Loan Asset-Backed Notes, Senior Class 1998A-9 Fixed Rate (the "Class 1998A-9 Notes"), $100,000,000 of its Taxable Student Loan Asset-Backed Notes, Senior Class 1998A-10 Auction Rate Securities (ARSSM) (the "Class 1998A-10 Notes"), $100,000,000 of its Taxable Student Loan Asset-Backed Notes, Senior Class 1998A-11 Auction Rate Securities (ARSSM) (the "Class 1998A-11 Notes"), $100,000,000 of its Taxable Student Loan Asset-Backed Notes, Senior Class 1998A-12 Auction Rate Securities (ARSSM) (the "Class 1998A-12 Notes"), $15,600,000 of its Taxable Student Loan Asset-Backed Notes, Subordinate Class 1996B-3 LIBOR Rate (the "Class 1996B-3 Notes") and $30,800,000 of its Taxable Student Loan Asset-Backed Notes, Subordinate Class 1997B-4 LIBOR Rate (the "Class 1997B-4 Notes"). The Class 1996A-1 Notes, the Class 1996A-2 Notes, the Class 1996A-3 Notes, the Class 1996A-4 Notes, the Class 1996A-5 Notes, the Class 1996A-6 Notes, the Class 1998A-7 Notes, the Class
1998A-8 Notes, the Class 1998A-9 Notes, the Class 1998A-10 Notes, the Class 1998A-11 Notes and the Class 1998A-12 Notes are collectively referred to herein as the "Class A Notes." The Class 1996B-3 Notes, the Class 1997B-4 Notes and the Class 1998B-5 Notes are collectively referred to herein as the "Class B Notes." The proceeds of such notes have been used by the Issuer, together with other moneys of the Issuer, for the purpose of providing funds to finance the acquisition of student loans, fund a reserve fund and to pay certain costs and expenses in connection with the issuance of such notes. The Indenture provides for the issuance of additional notes (the "Additional Notes") which may be secured on a parity with or subordinate to the Class A Notes or the Class B Notes as determined by the Issuer. The Class A Notes, the Class B Notes and any Additional Notes are collectively referred to herein as the "Notes."
                                      A-3-2

        Mandatory Redemption,  Optional Redemption and Extraordinary Redemption.
This  note  is  subject  to  mandatory   redemption,   optional  redemption  and
extraordinary redemption, all as described in the Indenture.

        Optional Purchase. The Issuer may purchase or cause to be purchased all of the Notes on any Interest Payment Date on which the aggregate current principal balance of the Notes shall be less than or equal to 10% of the initial aggregate principal balance of the Notes on the Date of Issuance, at a purchase price equal to the aggregate current principal balance of such Notes, plus accrued interest on the Notes through the day preceding the Interest Payment Date on which the purchase occurs.

        Notice of Redemption or Purchase. Notice of the call for redemption or purchase shall be given by the Trustee by mailing a copy of the notice at least 15 days prior to the redemption or purchase date to the Registered Owners of Notes to be redeemed or purchased in whole or in part at the address of such Registered Owner last showing on the registration books. Failure to give such notice or any defect therein shall not affect the validity of any proceedings for the redemption or purchase of such Notes for which no such failure or defect occurs. All Notes called for redemption or purchase will cease to bear interest after the specified redemption or purchase date, provided funds for their payment are on deposit at the place of payment at the time. If less than all Notes are to be redeemed or purchased, Notes shall be selected for redemption or purchase as provided in the Indenture.

        Swap Agreements. The Indenture provides that the Issuer may enter into an interest rate swap or basis agreement between the Issuer and a swap provider (a "Swap Counterparty"), as originally executed and as amended or supplemented, or other interest rate hedge agreement between the Issuer and a Swap Counterparty, as originally executed and as amended or supplemented, in each case approved in writing by each of the Rating Agency, for the purpose of converting in whole or in part the Issuer's variable interest rate liability on all or a portion of the Notes bearing interest at a variable rate issued on a parity therewith to a fixed rate liability or for the purpose of converting in whole or in part the Issuer's fixed interest rate liability on all or a portion of any Additional Notes bearing interest at a fixed rate issued on a parity therewith or subordinate to a variable rate liability. Payments due to a Swap Counterparty from the Issuer pursuant to the applicable Swap Agreement (including, but not limited to, payments in respect of an Early Termination Date, as defined in the applicable Swap Agreement) are referred to herein as "Issuer Swap Payments." Notwithstanding the foregoing, the Issuer has agreed not to enter into a Swap Agreement so long as this bond is outstanding.


                                      A-3-3

        The principal of and interest on the Class A Notes and any Additional Notes issued on a parity with the Class A Notes and any Issuer Swap Payments secured on a parity with the Class A Notes are payable on a superior basis to such payments on the Class B Notes and any Additional Notes issued on a parity with or subordinate to the Class B Notes; provided, however, that current principal and interest may be paid on the Class B Notes and any Additional Notes issued on a parity with or subordinate to the Class B Notes only if all principal and interest payments due and owing at such time on the Class A Notes and any Additional Notes issued on a parity with the Class A Notes and any Issuer Swap Payments secured on a parity with the Class A Notes have been previously made or provided for as provided in the Indenture.

        Reference is hereby made to the Indenture, copies of which are on file in the Principal Office of the Trustee, and to all of the provisions of which any Registered Owner of this note by his acceptance hereof hereby assents, for definitions of terms; the description of and the nature and extent of the security for the Notes; the Issuer's student loan origination and acquisition program; the revenues and other money pledged to the payment of the principal of and interest on the Notes; the nature and extent and manner of enforcement of the pledge; the conditions upon which the Indenture may be amended or supplemented with or without the consent of the Registered Owners of the Notes and any Swap Counterparty; the rights and remedies of the Registered Owner hereof with respect hereto and thereto, including the limitations upon the right of a Registered Owner hereof to institute any suit, action, or proceeding in equity or at law with respect hereto and thereto; the rights, duties, and obligations of the Issuer and the Trustee thereunder; the terms and provisions upon which the liens, pledges, charges, trusts, and covenants made therein may be discharged at or prior to the stated maturity or earlier redemption of this note, and this note thereafter shall no longer be secured by the Indenture or be deemed to be Outstanding, as defined in the Indenture, thereunder; and for the other terms and provisions thereof.

        THE NOTES ARE LIMITED OBLIGATIONS OF THE ISSUER, PAYABLE SOLELY FROM, AND FURTHER SECURED BY, THE TRUST ESTATE, AS DEFINED IN THE INDENTURE.

        No recourse, either directly or indirectly, shall be had for the payment of the principal of and interest on this note or any claim based hereon or in respect hereof or of the Indenture, against the Trustee, or any incorporator, director, officer, employee, or agent of the Issuer, but the obligation to pay all amounts required by the Indenture securing this note and the obligation to do and perform the covenants and acts required of the Issuer therein and herein shall be and remain the responsibility and obligation of said Issuer, limited as herein set forth.


                                      A-3-4

        Subject to the restrictions specified in the Indenture, this note is transferable on the Note Register kept for that purpose by the Trustee, as registrar, upon surrender of this note for transfer at the principal office of the Trustee, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Registered Owner hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of the same series, Stated Maturity, of authorized denominations, bearing interest at the same rate, and for the same aggregate principal amount will be issued to the designated transferee or transferees. At the option of the Registered Owner, any Note may be exchanged for other Notes in authorized denominations upon surrender of the Note to be exchanged at the principal office of the Trustee. Upon any such presentation for exchange, one or more new Notes of the same series, Stated Maturity, in authorized denominations, bearing interest at the same rate, and for the same aggregate principal amount as the Note or Notes so surrendered will be issued to the Registered Owner of the Note or Notes so surrendered; and the Note or Notes so surrendered shall thereupon be cancelled by the Trustee.

        Notwithstanding the foregoing, so long as the ownership of the Notes is maintained in book-entry form by The Depository Trust Company (the "Securities Depository") or a nominee thereof, this note may be transferred in whole but not in part only to the Securities Depository or a nominee thereof or to a successor Securities Depository or its nominee.

        The Issuer, the Trustee, and any agent of either of them shall treat the Person in whose name this note is registered as the Registered Owner hereof (a) on the record date for purposes of receiving timely payment of interest hereon, and (b) on the date of surrender of this note for purposes of receiving payment of principal hereof at its stated maturity and (c) for all other purposes, whether or not this note is overdue, and neither the Issuer, the Trustee, nor any such agent shall be affected by notice to the contrary.

        To the extent permitted by the Indenture, modifications or alterations of the Indenture and any supplemental indenture may be made with the consent of less than all of the Registered Owners of the Notes then outstanding or without the consent of any of such Registered Owners (by reason of a change in the Act or Regulation or to cure ambiguities or conflicts), but such modification or alteration is not permitted to affect the maturity date, Stated Maturity, amount, Interest Payment Date, or rate of interest on any outstanding Notes or affect the rights of the Registered Owners of less than all of the Notes outstanding.

        The Registered Owner hereof shall not have the right to demand payment of this note or any interest hereon out of funds raised or to be raised by taxation.

        Any capitalized term used herein and not otherwise defined herein shall have the same meaning ascribed to such term in the herein defined Indenture unless the context shall clearly indicate otherwise.

        It is hereby certified and recited that all acts and things required by the laws of the State of Nevada to happen, exist, and be performed precedent to and in the issuance of this note, and the passage of said resolution and the execution of said Indenture, have happened, exist and have been performed as so required.

                                      A-3-5

        IN TESTIMONY WHEREOF, the Board of Directors of UNION FINANCIAL SERVICES-1, INC. has caused the seal of the Issuer to be impressed or a facsimile thereof to be printed hereon, and this note to be executed by the President and Secretary of the Issuer all as of the Original Issue Date.

[SEAL]                                         UNION FINANCIAL SERVICES-1, INC.



                                               By _____________________________
                                                   President



                                               By _____________________________
                                                   Secretary

                                      A-3-6

                          CERTIFICATE OF AUTHENTICATION


        This note is one of the Class 1998B-5 Notes designated therein and described in the within-mentioned Indenture.

                                        ZIONS FIRST NATIONAL BANK, as Trustee



                                        By_____________________________
                                            Authorized Signatory

AUTHENTICATION DATE:



                                      A-3-7

                                   ASSIGNMENT


        FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto __________ (Social Security or other identifying number __________) the within note and all rights thereunder and hereby irrevocably appoints __________ attorney to transfer the within note on the books kept for registration thereof, with full power of substitution in the premises.

DATED:____________________________ SIGNED:_____________________________
                                   NOTICE: The signature on this Assignment must correspond with the name of the Registered Owner as it appears on the face of the within note in every particular.


Signature Guaranteed by:



A Member of The New York Stock
Exchange or a State or National
Bank

                                      A-3-8

                                    EXHIBIT B
                    SERIES 1998 CLOSING CASH FLOW PROJECTIONS






                                  Exhibit B-1

                                    EXHIBIT C
                            NOTICE OF PAYMENT DEFAULT
                        UNION FINANCIAL SERVICES-1, INC.
                     TAXABLE STUDENT LOAN ASSET-BACKED NOTES
                                  CLASS 1998__
                            AUCTION RATE SECURITIES SM


        NOTICE IS HEREBY GIVEN that a Payment Default has occurred and is continuing with respect to the Auction Rate Notes identified above. The next Auction for the Auction Rate Notes will not be held. The Auction Rate for the Auction Rate Notes for the next succeeding Interest Period shall be the Non-Payment Rate.

                                         ZIONS FIRST NATIONAL BANK, as Trustee



Dated: _______________________           By _____________________________


                                  Exhibit C-1

                                    EXHIBIT D

                        NOTICE OF CURE OF PAYMENT DEFAULT
                        UNION FINANCIAL SERVICES-1, INC.
                     TAXABLE STUDENT LOAN ASSET-BACKED NOTES
                                  CLASS 1998__
                            AUCTION RATE SECURITIES SM


        NOTICE IS HEREBY GIVEN that a Payment Default with respect to the Auction Rate Notes identified above has been waived or cured. The next Interest Payment Date is __________________________ and the Auction Date is
__________________________.

                                        ZIONS FIRST NATIONAL BANK, as Trustee



Dated: _______________________          By_____________________________




                                  Exhibit D-1

                                    EXHIBIT E
                       NOTICE OF PROPOSED CHANGE IN LENGTH
                         OF ONE OR MORE AUCTION PERIODS

                        UNION FINANCIAL SERVICES-1, INC.
                     TAXABLE STUDENT LOAN ASSET-BACKED NOTES
                                  CLASS 1998__
                            AUCTION RATE SECURITIES SM


        Notice is hereby given that the Issuer proposes to change the length of one or more Auction Periods pursuant to the Second Amended and Restated Indenture of Trust, as amended (the "Indenture") as follows:

        1. The change shall take effect on _______________, the Interest Rate Adjustment Date for the next Auction Period (the "Effective Date").

        2. The Auction Period Adjustment in Paragraph 1 shall take place only if
(a) the Trustee and the Auction Agent receive, by 11:00 a.m., eastern time, on the Business Day before the Auction Date for the Auction Period commencing on the Effective Date, a certificate from the Issuer, as required by the Indenture authorizing the change in length of one or more Auction Periods and (b) Sufficient Bids exist on the Auction Date for the Auction Period commencing on the Effective Date.

        3. If the condition referred to in (a) above is not met, the Auction Rate for the Auction Period commencing on the Effective Date will be determined pursuant to the Auction Procedures and the Auction Period shall be the Auction Period determined without reference to the proposed change. If the condition referred to in (a) is met but the condition referred to in (b) above is not met, the Auction Rate for the Auction Period commencing on the Effective Date shall be the Maximum Rate and the Auction Period shall be the Auction Period determined without reference to the proposed change.

        4. It is hereby represented, upon advice of the Auction Agent for the Class 1998__ Notes described herein, that there were Sufficient Bids for such Class 1998__ Notes at the Auction immediately preceding the date of this Notice.

        5. Terms not defined in this Notice shall have the meanings set forth in the Indenture entered into in connection with the Class 1998__ Notes.

                                            UNION FINANCIAL SERVICES-1, INC.



Dated:                                      By  _____________________________





                                  Exhibit E-1

                                    EXHIBIT F

                      NOTICE ESTABLISHING CHANGE IN LENGTH
                         OF ONE OR MORE AUCTION PERIODS

                        UNION FINANCIAL SERVICES-1, INC.
                     TAXABLE STUDENT LOAN ASSET-BACKED NOTES
                                  CLASS 1998__
                            AUCTION RATE SECURITIES SM


        Notice is hereby given that the Issuer hereby establishes new lengths for one or more Auction Periods pursuant to the Second Amended and Restated Indenture of Trust, as amended:

        1. The change shall take effect on _______________, the Interest Rate Adjustment Date for the next Auction Period (the "Effective Date").

        2. For the Auction Period commencing on the Effective Date, the Interest Rate Adjustment Date shall be _______________, or the next succeeding Business Day if such date is not a Business Day.

        3. For Auction Periods occurring after the Auction Period commencing on the Effective Date, the Interest Rate Adjustment Date shall be [_______________(date) and every ______________(number) ______________(day of week)  thereafter]  [every  ______________(number)  ______________(day  of week)
after the date set forth in paragraph 2 above], or the next Business Day if any such day is not a Business Day; provided, however, that the length of subsequent Auction Periods shall be subject to further change hereafter as provided in the Indenture of Trust.

        4. The changes described in paragraphs 2 and 3 above shall take place only upon delivery of this Notice and the satisfaction of other conditions set forth in the Indenture of Trust and our prior notice dated _______________ regarding the proposed change.

        5. Terms not defined in this Notice shall have the meanings set forth in the Indenture of Trust relating to the Class 1998__ Notes.

                                            UNION FINANCIAL SERVICES-1, INC.



Dated:                                      By  _____________________________




                                  Exhibit F-1

                                    EXHIBIT G

                        NOTICE OF CHANGE IN AUCTION DATE

                        UNION FINANCIAL SERVICES-1, INC.
                     TAXABLE STUDENT LOAN ASSET-BACKED NOTES
                                  CLASS 1998__
                            AUCTION RATE SECURITIES SM


        Notice is hereby given by [ ], as Market Agent for the Auction Rate Notes, that with respect to the Auction Rate Notes, the Auction Date is hereby changed as follows:

        1. With respect to Class 1998__ Notes, the definition of "Auction Date" shall be deemed amended by substituting "_______________(number) Business Day" in the second line thereof and by substituting "_______________(number) Business Days" for "two Business Days" in subsection (d) thereof.

        2. This change shall take effect on _______________ which shall be the Auction Date for the Auction Period commencing on _______________.

        3. The Auction Date for the Class 1998__ Notes shall be subject to further change hereafter as provided in the Indenture of Trust.

        4. Terms not defined in this Notice shall have the meaning set forth in the Second Amended and Restated Indenture of Trust, as amended, relating to the Class 1998__ Notes.

                                      SALOMON SMITH BARNEY INC., as Market Agent



Dated:                                 By    _____________________________


                                  Exhibit G-1

                                TABLE OF CONTENTS


ARTICLE I      DEFINITIONS AND USE OF PHRASES..................................2

ARTICLE II     SERIES 1998 NOTE DETAILS, FORM OF SERIES 1998 NOTES,
               REDEMPTION OF SERIES 1998 NOTES AND USE OF PROCEEDS OF SERIES
               1998 NOTES......................................................4

        Section 2.01. Series 1998 Note Details.................................4
        Section 2.02. Redemption of the Series 1998 Notes......................7
        Section 2.03. Delivery of Series 1998 Notes............................9
        Section 2.04. Trustee's Authentication Certificate....................10
        Section 2.05. Deposit of Series 1998 Note Proceeds....................10
        Section 2.06. Forms of Series 1998 Notes..............................10

ARTICLE III           AMENDMENTS TO ORIGINAL INDENTURE........................10

ARTICLE IV            GENERAL PROVISIONS......................................11

        Section 4.01. Date of Execution.......................................11
        Section 4.02. Laws Governing..........................................11
        Section 4.03. Severability............................................11
        Section 4.04. Exhibits................................................11

ARTICLE V      FUNDS..........................................................11

        Section 5.01.  Creation of Funds and Accounts.........................11
        Section 5.02.  Student Loan Fund......................................12
        Section 5.03.  Revenue Fund...........................................14
        Section 5.04.  Reserve Fund...........................................17
        Section 5.05.  Interest Fund..........................................18
        Section 5.06.  Note Redemption Fund...................................21
        Section 5.07.  Student Loan Holding Fund..............................23
        Section 5.08.  Cost of Issuance Fund..................................24
        Section 5.09.  Operating Fund.........................................24
        Section 5.10.  General Fund...........................................25
        Section 5.11.  Investment of Funds Held by Trustee....................26
        Section 5.12.  Release................................................26

ARTICLE VI     APPLICABILITY OF INDENTURE.....................................28


                                  Exhibit G-2

APPENDIX A.. CERTAIN TERMS AND PROVISIONS OF THE AUCTION RATE NOTES
EXHIBIT A-1  FORM OF CLASS 1998A-7, CLASS 1998A-8 AND CLASS 1998A-9 SENIOR FIXED
             RATE NOTES
EXHIBIT A-2  FORM OF CLASS 1998A-10, CLASS 1998-11 AND CLASS 1998A-12 SENIOR
            (ARSSM) NOTES
EXHIBIT A-3  FORM OF CLASS 1998B SUBORDINATE (ARSSM) NOTES
EXHIBIT B    SERIES 1998 CLOSING CASH FLOW PROJECTIONS
EXHIBIT C    NOTICE OF PAYMENT DEFAULT
EXHIBIT D    NOTICE OF CURE OF PAYMENT DEFAULT
EXHIBIT E    NOTICE OF PROPOSED CHANGE IN LENGTH OF ONE OR MORE AUCTION PERIODS
EXHIBIT F    NOTICE ESTABLISHING CHANGE IN LENGTH OF ONE OR MORE AUCTION PERIODS
EXHIBIT G    NOTICE OF CHANGE IN AUCTION DATE



                                  Exhibit G-3